                                                       Registration Nos. 33-7647
                                                                        811-4782

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 29, 2000
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                    [X]
Pre-Effective Amendment No.                                               [ ]
Post-Effective Amendment No. 73                                           [X]
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                            [X]
Amendment No. 74                                                          [X]
(Check appropriate box or boxes)

                               HSBC INVESTOR FUNDS

               (Exact name of registrant as specified in charter)
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                    (Address of principal executive offices)
       Registrant's Telephone Number, including area code: (617) 470-8000

                                 Walter B. Grimm
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                     (Name and address of agent for service)

                  Please send copies of all communications to:

                                Allan S. Mostoff
                                     Dechert
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

 X    immediately upon filing pursuant to paragraph (b)
-----
      on [date] pursuant to paragraph (b)
-----
      60 days after filing pursuant to paragraph (a)
-----
      on [date] pursuant to paragraph (a) of Rule 485
-----
      75 days after filing pursuant to paragraph (a)
-----

                       HSBC INVESTOR LIMITED MATURITY FUND

                       Prospectus dated November 29, 2000

                                   a Series of

                               HSBC INVESTOR FUNDS

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HSBC INVESTOR FUNDS                               TABLE OF CONTENTS
Carefully review this important section,          -- RISK/RETURN SUMMARY AND FUND EXPENSES
which summarizes the Fund's                          HSBC Investor Limited Maturity Fund
investments, risks, and fees.

Review this section for information on            -- INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
investment strategies and risks.

Review this section for details on the            -- FUND MANAGEMENT
people and organizations who                         The Investment Adviser
provide services to the Fund.                        Portfolio Manager
                                                     The Distributor and Administrator
                                                     The Two-Tier Fund Structure

Review this section for details on how            -- SHAREHOLDER INFORMATION
shares are valued, and how to purchase,              Pricing of Fund Shares
sell and exchange shares. This section               Purchasing and Adding to Your Shares
also describes related charges, and                  Selling Your Shares
payments of dividends and distributions.             Distribution Arrangements/Sales Charge
                                                     Exchanging Your Shares
                                                     Dividends, Distributions and Taxes

RISK/RETURN SUMMARY AND FUND EXPENSES

The following is a summary of certain key information about the HSBC Investor Limited Maturity Fund (the "Fund"). You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

                                                             HSBC INVESTOR LIMITED MATURITY FUND
Investment Objective                                         The investment objective of the Fund is to realize
                                                             above-average total return, consistent with reasonable
                                                             risk, through investment primarily in a diversified
                                                             investment grade portfolio of U.S. Government
                                                             securities, corporate bonds, mortgage-backed securities
                                                             and other fixed income securities.

Principal                                                    The Fund seeks to achieve its investment objective by
Investment Strategies                                        investing all of its assets in the HSBC Investor
                                                             Limited Maturity Bond Portfolio (the "Portfolio"),
                                                             which has the same investment objective as the Fund.
                                                             This two-tier fund structure is commonly referred to as
                                                             a "master/feeder" structure because one fund (the
                                                             Limited Maturity Bond Fund or "feeder fund") is
                                                             investing all its assets in a second fund (the
                                                             Portfolio or "master fund"). Fund shareholders bear the
                                                             expenses of both the Fund and the Portfolio, which may
                                                             be greater than other structures. For reasons relating
                                                             to costs or a charge in investment objective, among
                                                             others, the Fund could switch to another pooled
                                                             investment company or decide to manage its assets
                                                             itself. The Fund is currently not contemplating such
                                                             a move.

                                                             The Portfolio invests primarily in investment grade
                                                             fixed income securities (with a stated maturity of
                                                             less than 10 years) such as U.S. Government
                                                             securities, corporate debt securities and commercial
                                                             paper, mortgage-backed and asset-backed securities, and
                                                             similar securities issued by foreign governments and
                                                             corporations.

Principal Investment Risks                                   Market Risk: The Fund's performance per share will
                                                             change daily based on many factors, including the
                                                             quality of the instruments in the Portfolio's
                                                             investment portfolio, national and international
                                                             economic conditions and general market conditions. You
                                                             could lose money on your investment in the Fund or the
                                                             Fund could underperform other investments.

                                                             Credit Risk: The Fund could lose money if the issuer
                                                             of a fixed income security owned by the Portfolio
                                                             defaults on its financial obligation.

                                                             Interest Rate Risk: Changes in interest rates will
                                                             affect the yield and value of the Portfolio's
                                                             investments in debt securities.

                                                             Derivatives Risk: The Portfolio may invest in
                                                             derivative instruments (e.g., options and futures
                                                             contracts) to help achieve its investment objective.
                                                             The Portfolio intends to do so primarily for hedging
                                                             purposes. These investments could increase the Fund's
                                                             price volatility or reduce the return on your
                                                             investment.

                                                             Prepayment Risk: Risk that an issuer will exercise
                                                             its right to pay principal on an obligation held by
                                                             the portfolio (such as an asset-based security) earlier
                                                             than expected. This may happen during a period of
                                                             declining interest rates. Under these circumstances,
                                                             the Portfolio may be unable to recoup all of its
                                                             initial investment.

                                                             Extension Risk: Risk that an issuer will exercise
                                                             its right to pay principal on an obligation held by the
                                                             Portfolio (such as an asset-based security) later than
                                                             expected. This may happen during a period of rising
                                                             interest rates.

                                                             Foreign Investment Risk: The Portfolio's investments
                                                             in foreign securities are riskier than investments in
                                                             U.S. securities. Investments in foreign securities may
                                                             lose value due to unstable international, political and
                                                             economic conditions, fluctuations in currency exchange
                                                             rates, and lack of adequate company information.

                                                             AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF HSBC BANK
                                                             USA ("HSBC") AND IS NOT INSURED OR GUARANTEED BY THE
                                                             FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                                             GOVERNMENT AGENCY.


WHO MAY WANT TO INVEST?                                      Consider investing in the Fund if you are:

                                                                  Looking to add a monthly income component to
                                                                  your investment portfolio

                                                                  Seeking higher potential returns than
                                                                  provided by money market funds

                                                                  Willing to accept the risks of price and
                                                                  income fluctuations

                                                                  Investing short-term reserves

                                                             This Fund will not be appropriate for anyone:

                                                                  Investing emergency reserves

                                                                  Seeking safety of principal

                                                             The investment objective and strategies of the
                                                             Fund are not fundamental and may be changed
                                                             without approval of Fund shareholders. If there
                                                             is a change in the investment objective of the
                                                             Fund, shareholders should consider whether the
                                                             Fund remains an appropriate investment in light
                                                             of their then current financial position and
                                                             needs. There can be no assurance that the
                                                             investment objectives of the Fund will be
                                                             achieved.

                         PERFORMANCE BAR CHART AND TABLE


Performance bar chart and table for the Fund are not shown because shares of the Fund were not offered prior to November 29, 2000.

RISK/RETURN SUMMARY AND FUND EXPENSES

FEES AND EXPENSES*

As an investor in the Fund, you will pay the following fees and expenses. Shareholder transactions fees are paid from your account. Annual operating expenses are paid out of Fund assets, and are reflected in the share price.

Some share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

SHAREHOLDER TRANSACTION EXPENSES                               A SHARES       B SHARES       C SHARES    Y SHARES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (as a percentage of   5.00%          None           None          None
offering price)

Maximum deferred sales charge (load)                           None           4.00%          1.00%         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                               A SHARES       B SHARES       C SHARES    Y SHARES
Management fee                                                 0.40%          0.40%          0.40%         0.40%

Distribution (12b-1) fee                                       0.00%**        0.75%          0.75%         0.00%

Shareholder servicing fee                                      0.25%          0.25%          0.25%         0.00%

Other operating expenses                                       0.55%          0.55%          0.55%         0.55%

Total other expenses:                                          0.00%          0.00%          0.00%         0.00%

Fee waiver and/or expense reimbursement ***                    0.10%          0.10%          0.10%         0.10%

Total Fund operating expenses                                  1.10%          1.85%          1.85%         0.85%



*This table reflects the combined fees for both the HSBC Investor Limited Maturity Fund and the HSBC Investor Limited Maturity Portfolio.

**There is a 12b-1 plan for Class A shares, which authorizes payments up to 0.25% of the Fund's assets. To date, no payments under the 12b-1 plan have been made.

*** Pursuant to an expense limitation agreement

RISK/RETURN SUMMARY AND FUND EXPENSES

EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same and the reinvestment of any dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       1                  3
                                                     YEAR                YEAR

CLASS A SHARES                                        $607              $853
CLASS B SHARES

    Assuming redemption                               $588              $803

    Assuming no redemption                            $188              $603

CLASS C SHARES

    Assuming redemption                               $288              $603

    Assuming no redemption                            $188              $603

CLASS Y SHARES                                        $87               $293



------------------------------

* The table reflects the combined fees for both the HSBC Investor Limited Maturity Fund and the HSBC Investor Limited Maturity Portolio.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of investment grade securities including U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund's investment objective is not fundamental and may be changed without the approval of Fund shareholders. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Limited Maturity Portfolio, the investment objective of which is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified investment grade portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Portfolio invests primarily in investment grade fixed income securities with a stated maturity of less than 10 years.

Consistent with the investment objective of the Fund, the Portfolio:

     normally will invest at least 65% of its total assets primarily in investment grade fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

     may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

     may continue to hold securities that have been graded below investment grade.

     may lend it securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Portfolio also may borrow money for temporary or emergency purposes.

     may invest in derivative instruments, including but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps. The Portfolio will use derivative instruments for hedging purposes.

     may engage in repurchase transactions, where the portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

     may invest in debt obligations of commercial banks and savings and loan associations. These instruments include certificates of deposit, time, deposits, and bankers' acceptances.

     may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of commitment but payment and delivery are scheduled for a future date.

     may take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. This may prevent the Portfolio from achieving its investment objective.

HSBC Asset Management (Americas) Inc. ("HSBC" or "Adviser") selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

RISK FACTORS

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

The Fund and the Portfolio will be subject to the following risks:

     Fixed Income Securities: Fixed income securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to the Portfolio. If so, the Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets.

         Credit Risks: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio is unable to meet its financial obligations.

         Interest Rate Risk: The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values while a fall in rates typically causes a rise in values.

         Market Risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole.

     Derivatives: The Portfolio may invest in various types of derivative securities for hedging purposes. Generally, a derivative is a financial arrangement the value of which is based on (or "derived" from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, mortgage and asset-backed securities, "when-issued" securities, and swaps. There are, in fact, many different types of derivative securities and many different ways to use them.

     The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of the Portfolio or protect its assets from declining in value. In fact, investments in derivative securities may actually lower the Fund's return and increase the volatility of the Fund's net asset value if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent the Portfolio from selling unfavorable positions, which could result in adverse consequences.

     The Portfolio may invest in different kinds of derivative securities. The Fund's Statement of Additional Information ("SAI") contains a detailed description of the derivative securities in which the Portfolio may invest and a discussion of the risks associated with each security. To request an SAI, please refer to the back cover of the Prospectus.

         Swap: A swap is an agreement to change the return generated by one instrument for the return generated by another instrument. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

     Mortgage-Backed Securities: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective duration's of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.

     "When-Issued" Securities: The price and yield of securities purchased on a "when-issued" basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a "when-issued" transaction fails to deliver or pay for the security. In addition, purchasing securities on a "when-issued" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" security may have a lesser (or greater) value at the time of settlement than the Portfolio's payment obligation with respect to that security.

     Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

     Foreign Securities: Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, liquidity, and government regulation.

     Illiquid Securities: The Portfolio may, at times, hold securities that are illiquid, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. The Fund could lose money if the Portfolio is unable to dispose of an investment at a time that is most beneficial to the Portfolio. The Portfolio may invest up to 15% of its assets in illiquid securities.

     Returns Are Not Guaranteed: An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER

HSBC Asset Management (Americas) Inc., 140 Broadway, New York, NY 10005 is the adviser for the Fund. HSBC manages more than $6.1 billion of assets of individuals, pension plans, corporations and institutions. Through its portfolio management team, HSBC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs. For these advisory services, the Fund will pay the Adviser 0.40% based on the Fund's average net assets.

PORTFOLIO MANAGER

Mr. Edward Merkle is responsible for the day-to-day management of the Fund's portfolio. Mr. Merkle joined the Adviser in 1984 and is responsible for managing institutional and retail fixed income portfolios.

THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator (the "Administrator"). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

BISYS also serves as the distributor (the "Distributor") of Fund shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The SAI has more detailed information about the Investment Adviser and other service providers.

THE TWO-TIER FUND STRUCTURE

The Fund seeks to achieve its investment objectives by investing all of its assets in the HSBC Investor Limited Maturity Portfolio a series of a separate open-end investment company, having the same investment objectives as the Fund. This is referred to as a "master/feeder" arrangement because one fund (the feeder" fund) "feeds" its assets into another fund (the "master fund"). The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Shareholders should carefully consider the risk of investing in the two-tier investment structure. For example, other mutual funds and institutional investors may invest in the Portfolio on the same terms and conditions as the Fund (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds that have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a portfolio (a "master fund"), operating expenses may increase, thereby producing lower returns for investors in the Fund ("feeder funds"). Additionally, the Portfolio may become less diverse, resulting in increased Portfolio operating expenses.

Except as permitted, whenever the Fund is requested to vote on a matter pertaining to its Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The Fund may withdraw its investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV for each class of shares is calculated by dividing the total value of the Fund's investments and other assets attributable to a class, less any liabilities, by the total number of outstanding shares of that class:

                        Total Assets - Liabilities
                        --------------------------
                NAV =       Number of Shares
                              Outstanding

The value of assets in the Fund's portfolio or held by the Portfolio is determined on the basis of their market or other fair value.

The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.

The New York Stock Exchange is open every weekday except for the days on which national holidays are observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund plus any applicable sales charge. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund. For more information about sales charges, see the section on "Distribution Arrangements/Sales Charges."

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

--------------------------------------------------------------------------------
                                       MINIMUM
                                       INITIAL                     MINIMUM
ACCOUNT TYPE                          INVESTMENT                  SUBSEQUENT
--------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C
--------------------------------------------------------------------------------
Regular                             $    1,000                    $  100
(non-retirement)
--------------------------------------------------------------------------------
Retirement (IRA)                    $      250                    $  100
--------------------------------------------------------------------------------
Automatic                           $      250                    $   25
Investment Plan
--------------------------------------------------------------------------------
CLASS Y*                            $1,000,000                     N/A
--------------------------------------------------------------------------------


* HSBC clients that maintain an investment management account are not subject to the minimum initial investment requirements.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

The Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------
AVOID 31% TAX WITHHOLDING

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemption's paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding. make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

1. If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

2. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

3. Make check, bank draft or money order payable to "HSBC Investor Funds" and include the name of the appropriate Fund(s) on the check.

Mail to: HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio 43218-2845.

Subsequent:

4.       Use the investment slip attached to your account statement.

         Or, if unavailable,

5.       Include the following information in writing:

               Fund name

               Share class

               Amount invested

               Account name

               Account number

6. Mail investment slip and check to: HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio 43218-2845.

Include your account number on your check.

PURCHASING AND ADDING TO YOUR SHARES CONTINUED

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

                             SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES CONTINUED

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

         Your bank name, address and account number

         The amount you wish to invest automatically (minimum $25)

         How often you want to invest (every month, 4 times a year, twice a year or once a year)

         Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Class Y Shares receive the highest dividends because they have the lowest operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date. Some of your investment will be returned to you in the form of a distribution, which may be taxable.

                             SHAREHOLDER INFORMATION

SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares".

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

When you sell Class B or C shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the sections on "Distribution Arrangements/Sales Charges" and "Exchanging your Shares" for details.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "General Policies on Selling Shares -- Redemption's in Writing Required")

1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

               your Fund and account number
               amount you wish to redeem

               address where your check should be sent

               account owner signature

2.       Mail to: HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio
         48218-2845.

                             SHAREHOLDER INFORMATION

SELLING YOUR SHARES CONTINUED

WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 12:00 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

     Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.

     Include a voided personal check.

     Your account must have a value of $10,000 or more to start withdrawals.

     If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

                             SHAREHOLDER INFORMATION

SELLING YOUR SHARES CONTINUED

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1.       Redemptions from Individual Retirement Accounts ("IRAs").

2. Redemption requests requiring a signature guarantee, which include any of the following:

            Redemptions over $10,000;

            Your account registration or the name(s) on your account has changed within the last 15 days;

            The check is not being mailed to the address on your account;

            The check is not being made payable to the owner of the account; or

            The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations that must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may he responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

                            SHAREHOLDER INFORMATION

SELLING YOUR SHARES CONTINUED

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as `undeliverable' or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

                             SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund.


                     Class A                                                Class B            Class C        Class Y
                     -------                                                -------            -------        -------

Sales Charge (Load)  Front-end sales charge:                                No front-end       No front-end   No front-end
                     reduced sales charges                                  sales charge. A    sales          sales charge.
                     available                      Sales       Sales       contingent         charge. A
                                                    Charge As   Charge As   deferred sales     contingent
                                                    A % Of      A % Of      charge (CDSC)      deferred
                                                    Offering    Your        may be imposed     sales charge
                                                    Price       Investment  on shares          (CDSC) may
                                                                            redeemed within    be imposed
                                                                            four years after   on shares
                                                                            purchase; shares   redeemed
                     up to $49,999                  5.00%       5.26%       automatically      within one
                     $50,000 up to $99,999          4.50%       4.71%       convert to Class   year after
                     $100,000 up to $249,999        3.75%       3.90%       A shares after 6   purchase.
                     $250,000 up to $499,999        2.50%       2.56%       years
                     $500,000 up to $999,999        2.00%       2.04%
                     $1,000,000 and above           1.00%       1.01%

Distribution (12-1)  Subject to combined annual                               Subject to         Subject to     No
Fee and Service      distribution and shareholder                             combined annual    combined       distribution or
Fees                 servicing fees of up to 0.25%                            distribution       annual         services fees.
                     annually of the Fund's total                             and shareholder    distribution
                     average total net assets.                                servicing fees     and
                                                                              of up to 1.00%     shareholder
                                                                              annually of the    servicing
                                                                              Fund's average     fees of up
                                                                              daily net assets.  to 1.00%
                                                                                                 annually of the
                                                                                                 Fund's average
                                                                                                 daily net
                                                                                                 assets.

Fund Expenses        Lower annual expenses than                               Higher annual      Higher annual  Lower annual
                     Class B, Class C.                                        expenses than      expenses than  expenses than
                                                                              Class A or         Class A        Class A, B, or
                                                                              or Class Y shares. shares.        C shares

                             SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARGES CONTINUED

CLASS B SHARES AND CLASS C SHARES

Although Class B Shares and Class C Shares are not subject to a sales charge when a shareholder exchanges Class B Shares and Class C Shares of another Trust portfolio, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See "Exchanging Your Shares." In addition, Class B and Class C Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Funds' assets. Shareholders of Class B Shares and Class C Shares pay higher annual expenses than shareholders of Class A Shares, and Class Y Shares.

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Fund has adopted Distribution ("12b-l") plans for Class A, Class B, and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

     The 12b-1 fees vary by share class as follows:

     Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

     Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares and Class Y Shares.

     Class Y Shares do not pay a 12b-1 fee.

The higher 12b-1 fees on Class B and Class C Shares, together with the contingent deferred sales load, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.25%. Class B and Class C Shares are subject to a shareholder servicing fee of up to 1.00%.

The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.25% for the Class A Shares, and 1.00% for the Class B and Class C Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

                             SHAREHOLDER INFORMATION

DISTRIBUTION ARRANGEMENTS/SALES CHARES CONTINUED

CLASS A SHARES

WAIVER OF SALES CHARGES FOR CLASS A SHARES

The following qualify for waivers of sales charges:

     Shares purchased by investment representatives through fee-based investment products or accounts.

     Proceeds from redemptions from another mutual fund complex within 60 days after redemption, if you paid a front-end sales charge for those shares.

     Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the investment advisers or their affiliates or invested in any of the Funds.

     Shares purchased for trust or other advisory accounts established with the investment advisers or their affiliates.

     Shares purchased by directors, trustees, employees, and family members of the investment advisers and their affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the investment advisers or the Administrator belongs.

SALES CHARGE REDUCTIONS

Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

     Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

     Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

     Combination Privilege. You can combine accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

CLASS B SHARES

Class B Shares of the Fund may be purchased for individual accounts only in amounts of less than $500,000. There is no sales charge/imposed upon purchases of Class B Shares, but investors may be subject to a contingent deferred sales charge ("CDSC"). They are redeemed less than three years after purchase. In such cases, the CDSC will be as illustrated in the chart.

Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares are redeemed within four years after purchase. In such cases, the CDSC will be as illustrated in the chart.

--------------------------------------------------------------------------------
                                                   CDSC AS A % OF DOLLAR
       YEARS SINCE PURCHASE                       AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
                0-1                                        4.00%
                1-2                                        3.00%
                2-3                                        2.00%
                3-4                                        1.00%
           More than four                                  None
--------------------------------------------------------------------------------


The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distribution.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

DISTRIBUTION ARRANGEMENTS/SALES CHARES CONTINUED

CONVERSION FEATURE - CLASS B SHARES

     Class B Shares will convert automatically to Class A Shares of the same Fund six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

     After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

     You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares you receive will equal the dollar value of the Class B shares converted.

CLASS C SHARES

Class C Shares of the Fund may be purchased for individual accounts normally in amounts of less than $500,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Fund, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES - CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

         Distributions following the death or disability of a shareholder.

         Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

         Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Exchanges may be made by sending a written request to HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

         Your name and telephone number

         The exact name on your account and account number

         Taxpayer identification number (usually your social security number)

         Dollar value or number of shares to be exchanged

         The name of the Fund from which the exchange is to be made

         The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

     Any income the Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.

     Dividends are paid monthly. Capital gains are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

     Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

     Dividends are generally taxable as ordinary income.

     If the Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

     Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If the Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

     There may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

     You will be notified before February 1 of each year about the federal tax status of distributions made by the Fund. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes. including withholding taxes.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

     Foreign shareholders may be subject to special withholding requirements.

     If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules and you should consult your tax adviser about investment through a tax-deferred account.

     There is a penalty on certain pre-retirement distributions from retirement accounts.

For more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF FUNDS OF REPORTS AND THE SAI, PROSPECTUSES OF OTHER FUNDS IN THE HSBC FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR BANK THAT SELLS THE FUNDS OR CONTACT THE FUNDS AT:

         HSBC Investor Funds
         P.O. Box 182845, Columbus, Ohio 43218-2845
         Telephone: 1-800-782-8183

You can review and copy the Fund's annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090 or 800-SEC-0330.

     Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-4782.

                      HSBC INVESTOR GROWTH AND INCOME FUND

                       Prospectus dated November 29, 2000

                                   a Series of

                               HSBC INVESTOR FUNDS



                THE SECURITIES AND EXCHANGE COMMISSION  HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HSBC INVESTOR FUNDS                          TABLE OF CONTENTS

Carefully review this important section,     -- RISK/RETURN SUMMARY AND FUND EXPENSES
which summarizes the Fund's                     HSBC Investor Growth and Income Fund
investments, risks, and fees.

Preview this section for information on      -- INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
investment strategies and risks.

Review this section for details on the       -- FUND MANAGEMENT
people and organizations who                    The Investment Adviser
provide services to the Fund.                   Portfolio Manager
                                                Similar Fund Performance
                                                The Distributor and Administrator

Review this section for details on how       -- SHAREHOLDER INFORMATION
shares are valued, and how to purchase,         Pricing of Fund Shares
sell and exchange shares. This section also     Purchasing and Adding to Your Shares
describes related charges, and payments of      Selling Your Shares
dividends and distributions.                    Distribution Arrangements/Sales Charge
                                                Exchanging Your Shares
                                                Dividends, Distributions and Taxes

RISK/RETURN SUMMARY AND FUND EXPENSES

The following is a summary of certain key information about the HSBC Growth and Income Fund (the "Fund"). You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.


                                             HSBC INVESTOR GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE                         The Fund's investment objective is long-term growth of
                                             capital and current income.

PRINCIPAL                                    The Fund normally invests at least 65% of its total
INVESTMENT STRATEGIES                        assets in common stocks, preferred stocks, and
                                             convertible securities. The Fund may invest the balance
                                             of its assets in various types of fixed income
                                             securities and in money market instruments. These fixed
                                             income securities may include U.S. Government
                                             securities, corporate bonds, asset-backed securities
                                             (including asset-backed and mortgage-backed securities),
                                             obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements. The
                                             Adviser selects securities for the portfolio that
                                             appear to be undervalued, some of which will be
                                             income-producing. In selecting securities, the Adviser
                                             uses quantitative research (e.g., analyzing analyst reports, sales growth, earnings acceleration, debt levels, and market capitalization) and fundamental research (e.g. analyzing factors such as whether a company is a leader in its market, the sector outlook, and the quality of the management) to identify
                                             stocks meeting either or both growth and income
                                             criteria. Investments will be sold if they no longer
                                             meet the Fund's criteria for income-oriented or
                                             growth-oriented instruments.

RISK/RETURN SUMMARY AND FUND EXPENSES

PRINCIPAL INVESTMENT RISKS                   Market Risk: Risk that the value of a Fund's
                                             investments will fluctuate as the stock market
                                             fluctuates and that stock prices overall may decline
                                             over short or longer-term periods.

                                             Interest Rate Risk: Risk that changes in interest rates
                                             will affect the value of a Fund's investments in
                                             income-producing or fixed-income or debt securities.
                                             Increases in interest rates may cause the value of the
                                             Fund's investments to decline.

                                             Credit Risk: Risk that the issuer of a debt security
                                             will be unable or unwilling to make timely payments of
                                             interest or principal, or to otherwise honor its
                                             obligations.

                                             Prepayment Risk: With respect to mortgage-backed
                                             securities, the risk that the principal amount of the
                                             underlying mortgages' will be repaid prior to the
                                             bond's maturity date. When such repayment occurs, no
                                             additional interest will be paid on the investment.

                                             Extension Risk: Risk that an issuer will exercise its
                                             right to pay principal on an obligation held by the Fund
                                             (such as an asset-backed security) later than expected.
                                             This may happen during a period of rising interest rates.

                                             Security-Specific Risk: Risk that the issuer will be
                                             unable to achieve its earnings or growth expectations.

                                             Other important things for you to note:

                                                    You may lose money by investing in the Fund.

                                                    Because the value of the Fund's investments will
                                                    fluctuate with market conditions, so will the
                                                    value of your investment in the Fund.

                                                    AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF
                                                    HSBC BANK USA ("HSBC")AND IS NOT INSURED OR
                                                    GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                                                    CORPORATION OR ANY OTHER



                                                    GOVERNMENT AGENCY.

RISK/RETURN SUMMARY AND FUND EXPENSES

WHO MAY WANT TO INVEST?                     Consider investing in the Fund if you are:

                                                    seeking a long-term goal such as retirement

                                                    looking to add a growth component to your
                                                    portfolio

                                                    willing to accept higher risks of investing in
                                                    the stock market

                                             This Fund will not be appropriate for anyone:

                                                    seeking monthly income

                                                    pursuing a short-term goal or investing
                                                    emergency reserves

                                                    seeking safety of principal

                                             The investment objective and strategies of the Fund are
                                             not fundamental and may be changed without approval of
                                             Fund shareholders. If there is a change in the
                                             investment objective and strategies of the Fund,
                                             shareholders should consider whether the Fund remains
                                             an appropriate investment in light of their then
                                             current financial position and needs.

PERFORMANCE BAR CHART AND TABLE

Performance bar chart and table for the Fund are not shown because shares of the Fund were not offered prior to November 29, 2000. HSBC's track record in managing a similar mutual fund is discussed under "Fund Management."

RISK/RETURN SUMMARY AND FUND EXPENSES

                                FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses. Shareholder transactions fees are paid from your account. Annual operating expenses are paid out of Fund assets, and are reflected in the share price.

Some share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES                       A SHARES         B SHARES        C SHARES         Y SHARES
(FEES PAID BY YOU DIRECTLY)

Maximum sales charge (load) on purchases               5.00%            None            None             None

Maximum deferred sales charge (load)                   None             4.00%           1.00%            None





ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)
                                                       A SHARES         B SHARES        C SHARES         Y SHARES
Management fee                                         0.55%            0.55%           0.55%            0.55%

Distribution (12b-1) fee                               0.00%*           0.75%           0.75%            None

       Shareholder servicing fee                       0.25%            0.25%           0.25%            None

       Other operating expenses                        0.31%            0.31%           0.31%            0.31%
                                                       0.56%            0.56%           0.56%            0.31%

Total other expenses:                                  0.56%            0.56%           0.56%            0.31%

Total Fund operating expenses                          1.11%            1.86%           1.86%            0.86%

*There is a 12b-1 plan for Class A shares, which authorizes payments up to 0.25% of the Fund's assets. To date, no payments under the 12b-1 plan have been made.

RISK/RETURN SUMMARY AND FUND EXPENSES

                                 EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumed that your investment has a 5% return each year the Fund's operating expenses remain the same and the reinvestment of any dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1                   3
                                                YEAR                YEAR

Class A Shares                                  $608               $835
Class B Shares
    Assuming redemption                         $589               $785
    Assuming no redemption                      $189               $585
Class C Shares
    Assuming redemption                         $289               $585
    Assuming no redemption                      $189               $585
Class Y Shares                                  $ 88               $274


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

This section of the Prospectus provides a more complete description of the principal investment objective and policies of the Fund. Of course, there can be no assurance that the Fund will achieve its investment objective. Additional descriptions of the Fund's risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The Fund's investment objective is long-term growth of capital and current income. The Fund seeks to achieve this objective by investing at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest up to 35% of its total assets in fixed income securities and money market instruments. The fixed income securities may include U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements.

The Fund's criteria for selecting equity securities are the issuer's managerial strength, competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value. The Fund's Adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undervalued. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitive analysis includes in-depth analysis of a company's financial statements. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, based on its evaluation of a company's historical dividend levels and prospectus, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for income-oriented or growth-oriented instruments.

The Fund will place greater emphasis on capital appreciation as compared to income, although changes in market conditions and interest rates will cause the Fund to vary emphasis of these two elements of its investment program in order to meet its investment objective.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

RISK AND CONSIDERATIONS

The principal risk of investing in the Fund is market risk, which is the risk that the value of a Fund's investments will fluctuate as the stock market fluctuates and that stock prices overall will generally decline over short or longer-term periods. In addition, there is the risk that stocks selected because they represent value will remain undervalued or out-of-favor. Therefore, the Fund could underperform other stock investments. The Fund's investments in fixed-income securities and money market securities may have interest rate risk, prepayment risk and credit risk. Increases in interest rates may cause the value of the Fund's investments to decline. Prepayment risk may expose the Fund to potentially lower return upon subsequent reinvestment of the principal.

OTHER CONSIDERATIONS

EXPOSURE TO TECHNOLOGY-RELATED RISK

The fund may invest in a number of companies the securities of which may be characterized as technology or technology-related investments. While the Fund does not as a matter of investment strategy seek to invest disproportionately in such securities, the value of the Fund's investments may be impacted by developments affecting technology and technology related stocks generally.

Portfolio Turnover. The Fund is actively managed and, in some cases the Fund's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax affects associated with turnover may adversely affect the Fund's performance.

Temporary Defensive Positions. In order to meet liquidity needs or for temporary defensive purposes, the Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which, in the Adviser's opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent the Fund is engaged in temporary or defensive investments, the Fund will not be pursuing its investment objective.

FUND MANAGEMENT

                             THE INVESTMENT ADVISER

HSBC Asset Management (Americas) Inc. (the "Adviser"), 452 Fifth Avenue, New York, NY 10018 is the adviser for the Fund. The Adviser manages more than $6.1 billion of assets of individuals, pension plans, corporations and institutions. Through its portfolio management team, HSBC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs. For these advisory services, the Fund will pay the Adviser 0.55% based on the Funds average net assets.

PORTFOLIO MANAGER

Mr. Fredric Lutcher III, Managing Director, U.S. Equities, is responsible for the day-to-day management of the Fund. Prior to joining the Adviser in late 1997, Mr. Lutcher worked as Vice President and Senior Mutual Fund Portfolio Manager at Merrill Lynch Asset Management for nine years where he managed equity portfolios.

SIMILAR ADVISER PERFORMANCE

The following table provides information concerning the historical total return performance of the Class A Shares class of the HSBC Growth and Income Fund (the "Similar Fund"), a series of the HSBC Mutual Funds Trust. The Similar Fund's investment objectives, policies and strategies are substantially similar to those of the Fund and is currently managed by the same portfolio manager. While the investment objectives, policies and risks of the Similar Fund and the Fund are similar, they are not identical, and the performance of the Similar Fund and the Fund will vary. The data is provided to illustrate the past performance of the Adviser in managing a substantially similar investment portfolio and does not represent the past performance of the Fund or the future performance of the Fund or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund or of its portfolio manager. The performance data shown below reflects the net operating expenses of the Similar Fund, which are differenct than the estimated expenses of the Fund.

The Similar Fund's performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information. The investment results of the Similar Fund presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Fund or the Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Fund or the Fund.

AVERAGE ANNUAL TOTAL RETURN FOR THE SIMILAR FUND AND FOR ITS BENCHMARK INDEX FOR PERIODS ENDED DECEMBER 31, 1999

                                                                                      SINCE INCEPTION
SIMILAR FUND/BENCHMARK                       1 YEAR       5 YEARS       10 YEARS     (OCTOBER 9, 1992)
----------------------                       ------       -------       --------     ----------------
HSBC GROWTH AND INCOME FUND                   -2.22%       13.77%        18.87%             15.27%
S&P  500(R) INDEX*                            21.03%       27.56%        28.54%             21.53%

-----------------
* The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects income and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

                        THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator (the "Administrator"). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

BISYS also serves as the distributor (the "Distributor") of the Fund's shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Fund's Statement of Additional Information has more detailed information about the Adviser, Distributor and Administrator, and other service providers.

SHAREHOLDER INFORMATION

                             PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV for each class of shares is calculated by dividing the total value of a Fund's investments and other assets attributable to a class, less any liabilities, by the total number of outstanding shares of that class:

                             Total Assets - Liabilities
                             --------------------------
                       NAV =       Number of Shares
                                      Outstanding

The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open. The New York Stock Exchange is open every weekday except for the days on which national holidays are observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem, or exchange shares.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund plus any applicable sales charge. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund. For more information about sales charges, see the section on "Distribution Arrangements/Sales Charges."

SHAREHOLDER INFORMATION

                      PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


ACCOUNT TYPE                                                     MINIMUM                          MINIMUM
                                                                 INITIAL                         SUBSEQUENT
                                                                INVESTMENT
CLASS A, CLASS B, CLASS C
Regular                                                         $    1,000                          $100
Retirement (IRA)                                                $      250                          $100
Automatic                                                       $      250                          $ 25
CLASS Y SHARES*                                                 $1,000,000                           N/A



* HSBC clients that maintain an investment management account are not subject to the minimum initial investment requirements.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

The Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders.

AVOID 31% TAX WITHHOLDING

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

SHAREHOLDER INFORMATION

                         PURCHASING AND ADDING TO YOUR SHARES
                         CONTINUED

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to "HSBC Investor" Funds and include the name of the appropriate Fund(s) on the check.

3.       Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.


Subsequent:

1.       Use the investment slip attached to your account statement.

         Or, if unavailable,

2.       Include the following information in writing:

                  Fund name

                  Share class

                  Amount invested

                  Account name

                  Account number

3.       Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

SHAREHOLDER INFORMATION

                         PURCHASING AND ADDING TO YOUR SHARES
                         CONTINUED

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

1. Mail investment slip and check to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

SHAREHOLDER INFORMATION

                 PURCHASING AND ADDING TO YOUR SHARES CONTINUED

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

         Your bank name, address and account number

         The amount you wish to invest automatically (minimum $25)

         How often you want to invest (every month, 4 times a year, twice a year or once a year)

         Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Class Y Shares receive the highest dividends because they have the lowest operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date. some of your investment will be returned to you in the form of a distribution, which may be taxable.

SHAREHOLDER INFORMATION

SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares."

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

When you sell Class B or C shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the sections on "Distribution Arrangements/Sales Charges" and "Exchanging your Shares."

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "General Policies on Selling Shares -- Redemptions in Writing Required")

1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

         your Fund and account number

         amount you wish to redeem

         address where your check should be sent

         account owner signature

2.       Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

SHAREHOLDER INFORMATION

SELLING YOUR SHARES CONTINUED

WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 12:00 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption.

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

If you call by 12:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

         Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.

         Include a voided personal check.

         Your account must have a value of $10,000 or more to start withdrawals.

         If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION

SELLING YOUR SHARES CONTINUED

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1.       Redemptions from Individual Retirement Accounts ('IRAs').

2. Redemption requests requiring a signature guarantee, which include [any] of the following:

         Redemptions over $10,000;

         Your account registration or the name(s) on your account has changed within the last 15 days;

         The check is not being mailed to the address on your account;

         The check is not being made payable to the owner of the account; or

         The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations that must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

SHAREHOLDER INFORMATION

                          SELLING YOUR SHARES CONTINUED

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may he responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION

                     DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund.

                     Class A                                                  Class B            Class C        Class Y
Sales Charge (Load)  Front-end sales charge:                                  No front-end       No front-end   No front-end
                     reduced sales charges                                    sales charge. A    sales          sales charge.
Distribution         available                       Sales        Sales       contingent         charge. A
(12-1) Fee and                                       Charge As    Charge As   deferred sales     contingent
Service Fees                                         A % Of       A % Of      charge (CDSC)      deferred
                                                     Offering     Your        may be imposed     sales charge
                                                     Price        Investment  on shares          (CDSC) may
                                                                              redeemed within    be imposed
                                                                              four years after   on shares
                                                                              purchase; shares   redeemed
                     Your Investment                 -----------  ----------  automatically      within one
                     Up to $49,999                   5.00%        5.26%       convert to Class   year after
                     $50,000 up to $99,999           4.50%        4.71%       A shares for 6     purchase.
                     $100,000 up to $249,999         3.75%        3.90%       years
                     $250,000 up to $499,999         3.75%        2.56%
                     $1,000,000 and above            2.00%        2.04%
                                                     1.00%        1.01%

                     Subject to combined annual
                     distribution and shareholder                             Subject to         Subject to     No
                     servicing fees of -up to .25%                            combined annual    combined       distribution
                     annually of the Fund's total                             distribution       annual         or services
                     average total net assets.                                and shareholder    distribution   fees.
                                                                              servicing fees     and
                                                                              of up to 1.00%     shareholder
                                                                              annually of the    servicing
                                                                              Fund's average     fees of up
                                                                              daily net assets.  to 1.00%
                                                                                                 annually of
                                                                                                 the Fund's
                                                                                                 average
                                                                                                 daily net
                                                                                                 assets.

Fund Expenses        Lower annual expenses than                               Higher annual      Higher         Lower annual
                     Class B, Class C, or Class Y                             expenses than      annual         expenses
                     Shares                                                   Class A or Class   expenses       than Class
                                                                              Y Shares.          than Class A   A, B, or C
                                                                                                 shares.        shares

SHAREHOLDER INFORMATION

                DISTRIBUTION ARRANGEMENTS/SALES CHARGES CONTINUED

CLASS B SHARES AND CLASS C SHARES

Although Class B Shares and Class C Shares are not subject to a sales charge when a shareholder exchanges Class B Shares and Class C Shares of another Trust portfolio, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See "Exchanging Your Shares." In addition, Class B and Class C Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Fund's assets. Shareholders of Class B Shares and Class C Shares pay higher annual expenses than shareholders of Class A Shares, and Class Y Shares.

SHAREHOLDER INFORMATION

                DISTRIBUTION ARRANGEMENTS/SALES CHARGES CONTINUED

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Fund has adopted Distribution ("12b-l") plans for Class A, Class B, and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

         The 12b-1 fees vary by share class as follows:

                  Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

                  Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares, and Class Y Shares.

                  Class Y Shares do not pay a 12b-1 fee.

The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.60%. Class B and Class C Shares are subject to a shareholder servicing fee of up to 0.25%.

The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.60% for the Class A Shares, and 1.00% for the Class B and Class C Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

SHAREHOLDER INFORMATION

                DISTRIBUTION ARRANGEMENTS/SALES CHARGES CONTINUED

CLASS A SHARES
WAIVER OF SALES CHARGES FOR CLASS A SHARES

The following qualify for waivers of sales charges:

         Shares purchased by investment representatives through fee-based investment products or accounts.

         Proceeds from redemptions from another mutual fund complex within 60 days after redemption, if you paid a front-end sales charge for those shares.

         Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the investment advisers or their affiliates or invested in any of the Funds.

         Shares purchased for trust or other advisory accounts established with the investment advisers or their affiliates.

         Shares purchased by directors, trustees, employees, and family members of the investment advisers and their affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the investment advisers or the Administrator belongs.

SALES CHARGE REDUCTIONS

Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

         Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

         Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

         Combination Privilege. You can combine accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

CLASS B SHARES

Investors purchasing shares of the Fund will ordinarily purchase either Class A Shares, or Class Y Shares. If you exchange shares of other HSBC Investor Funds for shares of the Funds and wish to sell your shares, Class B Shares may be subject to a contingent deferred sales charge ('CDSC').

Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of the Fund are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. The CDSC will be:

                                                      CDSC AS A % OF DOLLAR
          YEARS SINCE PURCHASE                       AMOUNT SUBJECT TO CHARGE
                   0-1                                        4.00%
                   1-2                                        3.00%
                   2-3                                        2.00%
                   3-4                                        1.00%
               more than 4                                     None

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

SHAREHOLDER INFORMATION

                DISTRIBUTION ARRANGEMENTS/SALES CHARGES CONTINUED

CONVERSION FEATURE - CLASS B SHARES

Class B Shares will convert automatically to Class A Shares of the same Fund six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares you receive will equal the dollar value of the Class B shares converted.

CLASS C SHARES

Similarly, if you exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Funds and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed the lesser of the current NAV or the NAV at the time of purchase.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES - CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

         Distributions following the death or disability of a shareholder.

         Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

         Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

SHAREHOLDER INFORMATION

                             EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Exchanges may be made by sending a written request to HSBC Investor Funds, P.O. Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

         Your name and telephone number

         The exact name on your account and account number

         Taxpayer identification number (usually your social security number)

         Dollar value or number of shares to be exchanged

         The name of the Fund from which the exchange is to be made

         The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited.

SHAREHOLDER INFORMATION

                             EXCHANGING YOUR SHARES
                                    CONTINUED

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

Any income the Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.

Dividends are usually paid semi-annually. Capital gains are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

Dividends are generally taxable as ordinary income.

If the Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If the Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

There may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

You will be notified before February I of each year about the federal tax status of distributions made by the Fund. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes. distributions also may be subject to state and local taxes. including withholding taxes.

SHAREHOLDER INFORMATION

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Foreign shareholders may be subject to special withholding requirements.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules and you should consult your tax adviser about investment through a tax-deferred account.

There is a penalty on certain pre-retirement distributions from retirement accounts.

For more information about the Fund. the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF FUNDS OF REPORTS AND THE SAI, PROSPECTUSES OF OTHER FUNDS IN THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR BANK THAT SELLS THE FUNDS OR CONTACT THE FUNDS AT:

         HSBC Investor Funds
         PO Box 182845, Columbus, Ohio 43218-2845
         Telephone: 1-800-782-8183

You can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

                  For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

                  Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-4782.

HSBC INVESTOR U.S. TREASURY
MONEY MARKET FUND

--------------------------------------------------------------------------------

           PROSPECTUS


            November 29, 2000



HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

HSBC INVESTOR FUNDS                              TABLE OF CONTENTS

Carefully review this important               -- RISK/RETURN SUMMARY AND FUND EXPENSES
section, which summarizes the                    HSBC Investor U.S. Treasury Money Market Fund
Fund's investments,  risks, past
performance, and fees.

Preview this section for                      -- INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
information on investment
strategies and risks.


Review this section for details on            -- FUND MANAGEMENT
the people and organizations who                 The Investment Adviser
provide services to the Fund.                    Portfolio Manager
                                                 Similar Fund Performance
                                                 The Distributor and Adminstrator

Review this section for details on            -- SHAREHOLDER INFORMATION
how shares are valued, and how                   Pricing of Fund Shares
to purchase, sell and exchange                   Purchasing and Adding to Your Shares
shares. This section also                        Selling Your Shares
describes related charge, and                    Distribution Arrangements/Sales Charge
payments of dividends and                        Exchanging Your Shares
distributions.                                   Dividends, Distributions and Taxes

RISK/RETURN SUMMARY AND FUND EXPENSES

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary.

INVESTMENT OBJECTIVE                       The investment objective of the HSBC
                                           Investor U.S. Treasury Money
                                           Market Fund (the "Fund") is to
                                           provide as high a level of current
                                           income as is consistent with
                                           preservation of capital and
                                           liquidity.

PRINCIPAL INVESTMENT STRATEGIES            The Fund is a "money market fund"
                                           that seeks to maintain a stable net
                                           asset value of $1.00 per share.

                                           The Fund invests exclusively in different
                                           obligations of the U.S. Treasury
                                           and certain repurchase agreements. The
                                           Fund will not invest in obligations issued
                                           or guaranteed by agencies or instrumentlities
                                           of the U.S. Government and will not enter
                                           into loans of its portfolio securities.

RISK/RETURN SUMMARY AND FUND EXPENSES

PRINCIPAL
INVESTMENT RISKS                           Interest Rate Risk: Risk that
                                           changes in interest rates will affect
                                           the value of the Fund's investments
                                           in fixed-income or debt securities.
                                           Increases in interest rates may cause
                                           the value of the Fund's investments
                                           to decline.

                                           Credit Risk: Risk that the issuer or
                                           guarantor of a security will be
                                           unable or unwilling to make timely
                                           interest or principal payments, or to
                                           otherwise honor its obligations. The
                                           degree of risk for a particular
                                           security may be reflected in its
                                           credit rating. Credit risk includes
                                           the possibility that the Fund's
                                           investments will have their credit
                                           ratings downgraded.

                                           AN INVESTMENT IN THE FUND IS NOT A
                                           DEPOSIT OF HSBC BANK USA ("HSBC") AND
                                           IS NOT INSURED OR GUARANTEED BY THE
                                           FEDERAL DEPOSIT INSURANCE CORPORATION
                                           OR ANY OTHER GOVERNMENT AGENCY.
                                           ALTHOUGH THE FUND SEEKS TO PRESERVE
                                           THE VALUE OF YOUR INVESTMENT AT $1.00
                                           PER SHARE, IT IS POSSIBLE TO LOSE
                                           MONEY BY INVESTING IN THE FUND.

WHO MAY WANT TO INVEST?                    Consider investing in the Fund if you:

                                                Are seeking preservation of capital

                                                Are investing short-term reserves

                                           The Fund will not be appropriate if you are:

                                                Seeking high total returns

                                                Pursuing a long-term goal or investing
                                                for retirement

                                           The investment objective and
                                           strategies of the Fund are not
                                           fundamental and may be changed
                                           without approval of Fund
                                           shareholders. If there is a change in
                                           the investment objective and
                                           strategies of the Fund, shareholders
                                           should consider whether the Fund
                                           remains an appropriate investment in
                                           light of their then current financial
                                           position and needs.

PERFORMANCE BAR CHART AND TABLE

Performance bar chart and table for the Fund are not shown because shares of the Fund were not offered prior to November 29, 2000. HSBC's track record in managing a similar mutual fund is discussed under "Fund Management."

                                FEES AND EXPENSES

As an investor in the Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER
FEES
(FEES PAID
DIRECTLY FROM YOUR                                   A               B             C                 D              Y
INVESTMENT)                                       SHARES          SHARES        SHARES            SHARES         SHARES

Maximum sales
charge (load)
on purchase                                        None            None          None              None           None

Maximum deferred sales charge
  (load) on redemptions                            None            4.00%         1.00%             None           None

ANNUAL FUND
OPERATING
EXPENSES                                             A              B             C                 D               Y
(EXPENSES THAT ARE DEDUCTED                       SHARES          SHARES        SHARES            SHARES         SHARES
FROM FUND ASSETS

Management fee                                     0.20%           0.20%         0.20%             0.20%          0.20%

Distribution (12b-1) fee                           0.00%*          0.75%         0.75%             0.00%*         None
    Shareholder servicing fees                     0.60%           0.25%         0.25%             0.25%          None
    Other operating                                0.34%           0.34%         0.34%             0.34%          0.34%
    expenses**                                     0.94%           0.59%         0.59%             0.59%          0.34%

Total other expenses                               0.94%           0.59%         0.59%             0.59%          0.34%

Total operating expenses                           1.14%           1.54%         1.54%             0.79%          0.54%


* There are 12b-1 Plans for Class A and Class D Shares, which authorizes payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 Plans have been made.

** Other operating expenses are based upon estimated amount for the current fiscal year.

The Fund offers five different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B AND CLASS C SHARES are not offered for sale but are only offered as an exchange option. See "Exchanging your Shares."

CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

ADVISER (CLASS Y) SHARES ("Class Y Shares") are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Adviser (Class Y) Shares are the Investment Adviser ("HSBC") and its affiliates.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

                                     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
           $10,000 investment
           5% annual return
           redemption at the end of each period (unless otherwise indicated) no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


HSBC INVESTOR U.S. TREASURY                                  1               3
MONEY MARKET FUND                                          YEAR            YEAR
CLASS A SHARES                                             $116             $362
CLASS B SHARES
   Assuming Redemption                                     $557             $686
   Assuming no Redemption                                  $157             $486
CLASS C SHARES
   Assuming Redemption                                     $257             $486
   Assuming no Redemption                                  $157             $486

CLASS D SHARES                                            $  81             $252
CLASS Y SHARES                                            $  55             $173

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

INVESTMENT OBJECTIVES

The investment objective of the Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

The Fund invests exclusively in direct obligations of the U.S. Treasury and certain repurchase agreements. The Fund will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and will not enter into loans of its portfolio securities.

INVESTMENT POLICIES AND STRATEGY

As a money market fund, the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940. This Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Fund invests exclusively in different obligations of the U.S. Treasury and certain repurchase agreements. The Fund will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and will not enter into loans of its portfolio securities.

RISK FACTORS

The Fund's primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk. Under Rule 2a-7, 95% of a money market fund's holdings, must be rated in the highest credit category (e.g., A-1 or A-1+) and the remaining 5% must be rated no lower than the second highest credit category.

FUND MANAGEMENT

                             THE INVESTMENT ADVISER

HSBC Asset Management (Americas), Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Fund, pursuant to an Investment Advisory Contract with the HSBC Investor Funds (the "Trust"). The Adviser is a wholly owned subsidiary of HSBC, which is a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company. HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. HSBC manages more than $80 billion in assets.

Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.

For these advisory services, the Fund pays a management fee of 0.20% of its average net assets.

PORTFOLIO MANAGER

Mr. Edward Merkle is responsible for the day-to-day management of the Fund's portfolio. Mr. Merkle joined the Adviser in 1984 and is responsible for managing institutional and retail income portfolios.

SIMILAR ADVISER PERFORMANCE

The following table provides information concerning the historical total return performance of the Class A Shares of the HSBC U.S. Treasury Money Market Fund (the "Similar Fund"), a series of HSBC Funds Trust. The Similar Fund's investment objective, policies and strategies are substantially similar to those of the Fund and is currently managed by the same portfolio manager. While the investment objectives, policies and risks of the Similar Fund and the Fund are similar, they are not identical, and the performance of the Similar Fund and the Fund will vary. The data is provided to illustrate the past performance of the Adviser in managing a substantially similar investment portfolio and does not represent the past performance of the Fund or the future performance of the Fund or its portfolio manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund or of its portfolio manager.

The Similar Fund's performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information. The investment results of the Similar Fund presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Fund or the Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Fund or the Fund.

AVERAGE ANNUAL TOTAL RETURN FOR THE SIMILAR FUND AND FOR ITS BENCHMARK INDEX FOR PERIODS ENDED DECEMBER 31, 1999

SIMILAR FUND/BENCHMARK                             1 YEAR       5 YEARS       10 YEARS         SINCE INCEPTION
----------------------                             ------       -------       --------         ---------------
HSBC U.S. TREASURY MONEY MARKET FUND                4.39%        4.79%          4.69%            MAY 31, 1983
LIPPER TREASURY MONEY MARKET FUND                   4.30%        4.81%          4.69%                N/A

                        THE DISTRIBUTOR AND ADMINISTRATOR

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator (the "Administrator"). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

         BISYS also serves as the distributor (the "Distributor") of the Fund's shares. BISYS may provide financial assistance to the Fund in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

         The Fund's Statement of Additional Information has more detailed information about the Adviser, Distributor and Administrator, and other service providers.

                             PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                        NAV = Total Assets - Liabilities
                              --------------------------
                                   Number of Shares
                                      Outstanding

The net asset value per share (NAV) of the Fund is determined daily at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open. The New York Stock Exchange is open every weekday except for the days on which national holidays are observed.

The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund (whether by mail, overnight service, or telephone). This is what is known as the offering price. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund, as noted in the section on "Distribution Arrangements/Sales Charges."

                      PURCHASING AND ADDING TO YOUR SHARES

You may purchase the Fund through the HSBC Investor Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

                                        MINIMUM
ACCOUNT TYPE                       INITIAL INVESTMENT              MINIMUM SUBSEQUENT
CLASS A AND
CLASS D SHARES
Regular                                   $1,000                            $100
(non-retirement)
Retirement (IRA)                            $250                            $100
Automatic Investment Plan                   $250                            $ 25
CLASS Y SHARES*                       $1,000,000                             N/A


* HSBC clients that maintain an investment management account are not subject to the minimum initial investment requirements.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

The Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders.

Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B and Class C Shareholders of HSBC Investor Fund's other investment portfolios.

AVOID 31% TAX WITHHOLDING

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to "HSBC Investor Funds" and include the name of the Fund on the check.

Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent:

1.       Use the investment slip attached to your account statement.
         Or, if unavailable,

2.       Include the following information in writing:

                  Fund name
                  Share class
                  Amount invested
                  Account name
                  Account number

         Include your account number on your check.

3. Mail investment slip and check to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

         Your bank name, address and account number

         The amount you wish to invest automatically (minimum $25)

         How often you want to invest (every month, 4 times a year, twice a year or once a year)

         Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and C Shares, because Class A Shares have lower operating expenses. Class D Shares receive a higher dividend than Class A Shares because Class D Shares have lower operating expenses. Class Y Shares receive the highest dividends, because they have the lowest operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

                               SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares."

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

When you sell Class B or C shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the sections on "Distribution Arrangements/Sales Charges" and "Exchanging your Shares" for details.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

         1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares--Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "General Policies on Selling Shares--Redemptions in Writing Required")

1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

                  your Fund and account number

                  amount you wish to redeem

                  address where your check should be sent
                  account owner signature

2.       Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 12:00 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE:  Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption.

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

If you call by 12:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.

Include a voided personal check.

Your account must have a value of $10,000 or more to start withdrawals.

If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

CHECK REDEMPTION SERVICE

You may write checks in amounts of $250 or more on your account in the Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You may not close your Fund account by writing a check.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1.       Redemptions from Individual Retirement Accounts ("IRAs").



2. Redemption requests requiring a signature guarantee, which include each of the following:

                  Redemptions over $10,000

                  Your account registration or the name(s) in your account has changed within the last 15 days

                  The check is not being mailed to the address on your account

                  The check is not being made payable to the owner of the account

                  The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

                     DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund.

                              CLASS A SHARES                  CLASS D SHARES               CLASS Y SHARES
Sales Charge (Load)           No front-end sales              No front-end sales           No front-end sales
                              charge.                         charge.                      charge.

Distribution (12b-1)          Subject to                      Subject to                   No distribution or
and Service Fees              aggregate annual                aggregate annual             service fees.
                              distribution and                distribution and
                              shareholder servicing           shareholder
                              fees of up to .60%              servicing fees of
                              of the Fund's total             up to .25% of the
                              assets.                         Fund's total assets.

Fund Expenses                 Lower annual                    Lower annual                 Lower annual
                              expenses than                   expenses than                expenses than
                              Class B or C shares.            Class A, B or C              Class A, B, C
                                                              shares.                      or D shares.

CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are not being sold but are only offered as an exchange option for Class B shareholders and Class C shareholders of other funds in the HSBC Investor Family of Funds who wish to exchange some or all of those shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares are not subject to a sales charge when a shareholder exchanges Class B Shares and Class C Shares of another HSBC Investor Fund, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See "Exchanging Your Shares" below. In addition, Class B and Class C Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Fund's assets. Shareholders of Class B Shares and Class C Shares pay higher annual expenses than shareholders of Class A Shares, Class D Shares and Class Y Shares.

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Fund has adopted 12b-1 plans for Class A, Class B, Class C and Class D Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

         The 12b-1 fees vary by share class as follows:

              Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

              Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares, Class D Shares, and Class Y Shares.

              Class D Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

              Class Y Shares do not pay a 12b-1 fee.

         The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

         In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to 0.25%.

         The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.60% for the Class A Shares, 1.00% for the Class B and Class C Shares, and 0.25% for Class D Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

CLASS B SHARES

Investors purchasing shares of the Fund will ordinarily purchase either Class A Shares, Class D Shares or Class Y Shares. Investors will only receive Class B Shares or Class C Shares by exchanging from the Class B Shares or Class C Shares of other HSBC Investor Funds. If you exchange shares of other HSBC Investor Funds for shares of the Fund and wish to sell your shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC").

Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Income Funds (currently, the HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund and HSBC Investor Limited Maturity Fund) or any of the HSBC Investor Equity Funds (currently, the HSBC Investor Equity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund and HSBC Investor Mid-Cap Fund) are exchanged for Class B Shares of the Fund and redeemed within 4 years. Generally*, the CDSC will be:

                                            CDSC AS A % OF DOLLAR
           YEARS SINCE PURCHASE           AMOUNT SUBJECT TO CHARGE
           --------------------           ------------------------
                    0-1                             4.00%
                    1-2                             3.00%
                    2-3                             2.00%
                    3-4                             1.00%
                more than 4                         None

*CLASS B SHARES OF THE HSBC INVESTOR INCOME FUNDS PURCHASED PRIOR TO JUNE 19, 2000 ARE SUBJECT TO A CDSC IN EFFECT AT THE TIME OF PURCHASE.

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Conversion Feature--Class B Shares

         Class B Shares of the Fund will convert automatically to Class A of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

         After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase your investment return compared to the Class B Shares.

         You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

         If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) you receive will equal the dollar value of the B shares converted.

CLASS C SHARES

Similarly, if you exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed the lesser of the current NAV or the NAV at the time of purchase.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES--CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

Distributions following the death or disability of a Shareholder.

Redemptions representing the minimum distribution from an IRA or a Custodial Account to a Shareholder who has reached age 70 1/2.

Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

                             EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges" below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

         Your name and telephone number

         The exact name on your account and account number

         Taxpayer identification number (usually your Social Security number)

         Dollar value or number of shares to be exchanged

         The name of the Fund from which the exchange is to be made

         The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Fund, due to market timing strategies, exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a fund that has no sales charge or a lower sales charge to a fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the Prospectus carefully of any fund into which you wish to exchange shares.

Class B Shares of the HSBC Investor Income Funds (currently, the HSBC Investor Bond Fund and HSBC Investor Fixed-Income Fund) or HSBC Investor Equity Funds (currently, the HSBC Investor Equity Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund) may be exchanged for Class D Shares of the Fund only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Fund in exchange for your Class B Shares of the HSBC Investor Income or HSBC Investor Equity Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

         The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

         Any income the Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.

         Dividends on the Fund are paid monthly. Capital gains for the Fund are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

         Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

         Dividends are generally taxable as ordinary income; however, distributions of tax-exempt interest income earned by the Fund are expected to be exempt from the regular federal income tax.

         If the Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

         Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If the Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

         There may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

         You will be notified before February 1 of each year about the federal tax status of distributions made by the Fund. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

         As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

         Foreign shareholders may be subject to special withholding requirements.

         If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

         There is a penalty on certain pre-retirement distributions from retirement accounts.

FINANCIAL HIGHLIGHTS

Financial information for the Fund is not shown because shares of the Fund were not offered prior to November 29, 2000.

For more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. The SAI is incorporated by reference and legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAIS, PROSPECTUSES OF OTHER MEMBERS OF THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR HSBC FINANCIAL SERVICES AT 1-888-525-5757. OR CONTACT THE FUND AT:

         HSBC INVESTOR FUNDS
         P.O. BOX 182845
         COLUMBUS, OHIO 43218-2845
         TELEPHONE: 1-800-782-8183

You can review the Fund's SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

                  For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

                  Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-4782.

                       STATEMENT OF ADDITIONAL INFORMATION

                           HSBC LIMITED MATURITY FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

           General and Account Information (800) 782-8183 (Toll Free)

--------------------------------------------------------------------------------

HSBC Asset Management (Americas) Inc.                 BISYS Fund Services
Investment Adviser Mid-Cap Fund              Administrator, Distributor and Sponsor
(an "Adviser")                            ("BISYS," "Administrator," "Distributor," or
                                                          "Sponsor")

The HSBC Limited Maturity Fund (the "Fund") is a series of the HSBC Investor Funds (the "Trust"), an open-end, management investment company that currently consists of thirteen series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 29, 2000 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 29, 2000 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

November 29, 2000

                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
                                                                                                           --------
INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS...................................................................1
         Fixed Income Securities..................................................................................2
         U.S. Government Securities...............................................................................2
         Derivatives..............................................................................................3
         Options and Futures......................................................................................3
         Swaps, Caps, Floors and Collars.........................................................................11
         Foreign Securities......................................................................................12
         Forward Foreign Currency Contracts and Options on Foreign Currencies....................................13
         Foreign Currency Exchange-Related Securities............................................................14
         Mortgage-Related and Other Asset Backed Securities......................................................16
         Banking Industry and Savings and Loan Industry Obligations..............................................22
         Firm Commitment Agreements and When-Issued Securities...................................................22
         Zero Coupon Obligations.................................................................................23
         Eurodollar and Yankee Bank Obligations..................................................................23
         Sovereign and Supranational Debt Obligations............................................................23
         Brady Bonds.............................................................................................24
         Repurchase Agreements...................................................................................24
         Variable Rate Instruments...............................................................................25
         Inverse Floating Rate Obligations.......................................................................26
         Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities.................................27
         Portfolio Turnover......................................................................................27
         Portfolio Management....................................................................................27
         Portfolio Transactions..................................................................................28

INVESTMENT RESTRICTIONS..........................................................................................29

PERFORMANCE INFORMATION..........................................................................................32

MANAGEMENT OF THE TRUST..........................................................................................34
         Trustees and Officers...................................................................................34
         Compensation Table......................................................................................36
         Investment Adviser......................................................................................36
         Distribution Plans - Class A, Class B, and Class C Shares Only..........................................37
         The Distributor and Sponsor.............................................................................37
         Administrative Services Plan............................................................................39
         Administrator...........................................................................................39
         Fees....................................................................................................39
         Transfer Agent..........................................................................................40
         Custodian and Fund Accounting Agent.....................................................................40
         Shareholder Servicing Agents............................................................................40
         Federal Banking Law.....................................................................................41
         Expenses................................................................................................42

DETERMINATION OF NET ASSET VALUE.................................................................................42

         Purchase of Shares......................................................................................44
         Exchange Privilege......................................................................................46
         Automatic Investment Plan...............................................................................47
         Purchases Through a Shareholder Servicing Agent or a Securities Broker..................................47

SALES CHARGES....................................................................................................48
         Class A Shares..........................................................................................48
         Sales Charge Waivers....................................................................................48
         Concurrent Purchases....................................................................................49
         Letter of Intent........................................................................................49
         Right of Accumulation...................................................................................50
         Contingent Deferred Sales Charge ("CDSC") - Class B Shares..............................................50
         Level Load Alternative -- Class C Shares................................................................51

REDEMPTION OF SHARES.............................................................................................51
         Systematic Withdrawal Plan..............................................................................52
         Redemption of Shares Purchased Directly Through the Distributor.........................................52

RETIREMENT PLANS.................................................................................................53
         Individual Retirement Accounts..........................................................................53
         Defined Contribution Plans..............................................................................53
         Section 457 Plan, 401(k) Plan, 403(b) Plan..............................................................53

DIVIDENDS AND DISTRIBUTIONS......................................................................................53

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.............................................................54

TAXATION.........................................................................................................55
         Tax Status of the Fund..................................................................................56
         The Portfolio...........................................................................................56
         Distributions...........................................................................................57
         Dispositions............................................................................................57
         Backup Withholding......................................................................................58
         Other Taxation..........................................................................................58
         Fund Investments........................................................................................58

OTHER INFORMATION................................................................................................61
         Capitalization..........................................................................................61
         Independent Auditors....................................................................................61
         Counsel.................................................................................................61
         Code of Ethics..........................................................................................61
         Registration Statement..................................................................................62

FINANCIAL STATEMENTS.............................................................................................62
         Shareholder Inquiries...................................................................................62

                 INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the prospectus. The Fund invests all of its assets in a master portfolio (a "Portfolio") that has substantially similar investment objectives.

The investment objective of the Portfolio is to realize above-average total return consistent with reasonable risk, through investment in a diversified portfolio of investment grade securities including U.S. Government securities, corporate bonds, foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio"), which has the same investment objective as the Fund.

The Portfolio will normally invest at least 65% of its total assets in fixed income securities. The Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-through, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

The Adviser will seek to achieve the Portfolio's objective by investing the Portfolio's assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, Inc. ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or in the case of unrated securities, determined by the Adviser to be of comparable quality.

From time to time, the Adviser may invest more than 50% of the Portfolio's assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass- through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

A portion of the Portfolio assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Portfolio may also purchase securities of developing countries; however, the Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

The Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". The Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

FIXED INCOME SECURITIES

The Portfolio may invest in fixed income securities. To the extent the Portfolio invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Portfolio's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Portfolio's shorter-term obligations.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in U.S. Government Securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S.

Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

DERIVATIVES

The Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. A description of the derivatives that the Portfolio may use and some of their associated risks follows.

OPTIONS AND FUTURES

The Portfolio may invest in options and futures contracts. The use of options and futures is a highly specialized activity that involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of the Portfolio. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the potential of the Portfolio to realize gains as well as limit their exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures contract or a futures option position.

Options on Securities. The Portfolio may invest in options on securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Portfolio may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, the Portfolio retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call option the Portfolio determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Portfolio in the same market environments in which call options are used in equivalent buy-and-write transactions.

The Portfolio may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Portfolio solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Portfolio may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Portfolio's portfolio. If such a decline occurs, the put options will permit the Portfolio to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Portfolio will purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such an increase occurs, the call option will permit the Portfolio to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Portfolio. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). The Advisers intend to limit the Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the portfolio intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the federal reserve bank of new york. Also, the contracts the portfolio has in place with such primary dealers will provide that the portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the sec staff. The portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such sec illiquidity ceiling.

Options on Securities Indices. The Portfolio may cover call options on securities indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Portfolio covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolio may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. The Portfolio may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Portfolio will receive a premium from writing a put or call option on a securities index, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's investment. By writing a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, writing covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Portfolio may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

The purchase of call options on securities indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

Futures Contracts. The Portfolio may invest in futures contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of long-term bonds or other securities which the Portfolio intends to purchase at a later date. Futures contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

While futures contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The Portfolio will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the Portfolio must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The futures contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Portfolio may provide or receive cash that reflects the decline or increase in the value of the contract. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was entered into.

The purpose of the purchase or sale of a futures contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the Portfolio's futures contracts should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy long-term bonds on the cash market. Purchases of futures contracts would be particularly appropriate when the cash flow from the sale of new shares of the Portfolio could have the effect of diluting dividend earnings. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of liquid instruments from the portfolio of the Portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts, thereby assuring that the transactions are unleveraged.

Futures contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A futures contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Portfolio may enter into stock index futures contracts in order to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Portfolio intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures contracts on other securities indices may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

The Portfolio will not enter into futures contracts or options thereon to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Portfolio's net assets. The Portfolio will segregate assets or "cover" its positions consistent with requirements under the 1940 Act. The Portfolio may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

Risk Factors: Imperfect Correlation of Hedging Instruments. The Portfolio's ability effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, the Portfolio's hedging strategy may not be successful and the Portfolio could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where the Portfolio enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Portfolio incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

The trading of options, futures contracts and forward contracts also entails the risk that, if an Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates, and rates instead decline, the Portfolio will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Portfolio may purchase and write options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Portfolio will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Portfolio could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Portfolio's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Portfolio from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which the Portfolio will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Portfolio to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Portfolio to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Portfolio may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or the Portfolio is unable to close out a forward contract it has entered into. In addition, the Portfolio may elect to take delivery of such currencies. Under such circumstances, the Portfolio may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Portfolio may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could also adversely affect the Portfolio's hedging strategies. Certain tax requirements may limit the extent to which the Portfolio will be able to hold currencies.

Restrictions on the Use of Options and Futures. In order to assure that the Portfolio will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets. In addition, the Portfolio must comply with the requirements of various state securities laws in connection with such transactions.

When the Portfolio purchases a futures contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Portfolio's custodian so that the amount so segregated will at all times equal the value of the futures contract, thereby insuring that the leveraging effect of such futures is minimized.

SWAPS, CAPS, FLOORS AND COLLARS

The Portfolio may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which the Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid any potential leveraging. The Portfolio will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Adviser to be of comparable quality.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

FOREIGN SECURITIES

The Portfolio may invest in securities of foreign issuers. These foreign investments involve certain special risks described below.

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Portfolio's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Portfolio, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

The Portfolio may invest in forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Portfolio may not enter into such contracts for speculative purposes.

Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates. The Portfolio may also enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

The Portfolio has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Portfolio will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Portfolio may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

The Portfolio may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

The Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Portfolio's obligation under the forward contract. On the date of maturity the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When the Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

The Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. The Portfolio may invest in foreign currency exchange-related securities. Foreign currency warrants such as Currency Exchange Warrants (SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity

(generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

The Portfolio has no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).

MORTGAGE-RELATED AND OTHER ASSET BACKED SECURITIES

The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Portfolio invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or

VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage- related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking Portfolio schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking Portfolio payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking Portfolio obligation for any payment date are paid to the holders of the CMOs as additional sinking Portfolio payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking Portfolio requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

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


If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking Portfolio obligation on the next sinking Portfolio payment date, FHLMC agrees to make up the deficiency from its general Portfolios. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

Other Asset-Backed Securities. The Portfolio may also invest in asset-backed securities unrelated to mortgage loans. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

As a temporary defensive measure, the Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short- term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolio may not invest in time deposits maturing in more than seven days. The Portfolio will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

The Portfolio will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

The Portfolio may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described above and in this Statement of Additional Information.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

The Portfolio may purchase and sell securities on a when-issued or firm-commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date. On the settlement date, the market value of the security may be higher or lower than its purchase or sale price under the agreement. If the other party to a when-issued or firm- commitment transaction fails to deliver or pay for the security, the

Portfolio could miss a favorable price or yield opportunity or suffer a loss. The Portfolio will not earn interest on securities until the settlement date. The Portfolio will maintain in a segregated account with the custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when- issued basis.

ZERO COUPON OBLIGATIONS

The Portfolio may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income-producing assets with these Portfolios. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

EURODOLLAR AND YANKEE BANK OBLIGATIONS

The Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

To the extent the Portfolio invests in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

BRADY BONDS

The Portfolio may invest in Brady Bonds. The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program that would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisioned that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity,
(ii) the collateralized interest payments, (iii) the uncollateralized payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

REPURCHASE AGREEMENTS

The Portfolio may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's Portfolios are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Portfolios custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. The restrictions and procedures that govern the investment of the Portfolios assets in repurchase obligations are designed to minimize the Portfolios risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Portfolio will have the right to liquidate the securities. If at the time the Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Portfolio has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Portfolio only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

All repurchase agreements entered into by the Portfolio are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Portfolio a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

VARIABLE RATE INSTRUMENTS

The Portfolio may invest in variable rate instruments, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the Portfolio's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Portfolio's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. The value of these instruments may be more volatile than other floating rate municipal obligations.

Certain floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for the Portfolio through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

INVERSE FLOATING RATE OBLIGATIONS

The Portfolio may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

The Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The Portfolio has a policy that no more than 25% of its net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

The Adviser manages the Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for the Portfolio if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Portfolio. In managing the Portfolio's portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to the Portfolio, including brokerage commissions, and the realization of capital gains which are taxable to the Portfolio's shareholders tend to increase as the portfolio turnover increases.

PORTFOLIO MANAGEMENT

The Adviser's investment strategy for achieving the Portfolio's investment objective has two basic components: maturity and duration management and value investing.

Maturity And Duration Management. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

Value Investing. The second component of the Adviser's investment strategy for the Portfolio is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Brokerage may be allocated to the Distributor to the extent and in the manner permitted by applicable law, provided that in the judgment of the investment adviser the use of the Distributor is likely to result in an execution at least as favorable as that of other qualified brokers. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

Investment decisions for the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or sold for the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank, the Adviser, the Portfolio or BISYS Fund Services are prohibited from dealing with the Portfolio as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. The Portfolio may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Portfolio or BISYS Fund Services may act as a broker for the Portfolio. In order for such persons to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review the commissions paid by the Portfolio to affiliated brokers. The Portfolio will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

As permitted by Section 28(e) of the "Securities Exchange Act of 1934 (the "1934 Act") the Adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the view and information of securities firms.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. The Adviser may cause the Portfolio to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the research services incurred by the Adviser.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of M 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interest in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

         (4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

         (5) with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

         (7) acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

         (8) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

         (9) issue senior securities, except as permitted under the 1940 Act.

         In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

Non-Fundamental Investment Policies. The Fund is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

         (1) borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (2) invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

         (3) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

         (4) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

         (5) purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Manager or Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (6) pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

         (7) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (8) invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

         (9) invest for the purpose of exercising control over management of any company;

         (10) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

                             PERFORMANCE INFORMATION

From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission.

Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                           a-b 6

          YIELD = 2[(-- + 1) - 1]

                  cd

         where

         a =      dividends and interest earned during the period,

         b =-     expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
         d - the maximum offering price per share on the last day of the period.

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices, including, but not limited to the S&P 500 Stock Index. Investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the

Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                            MANAGEMENT OF THE TRUST

         TRUSTEES AND OFFICERS

The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


NAME AND ADDRESS                            POSITION WITH THE TRUST             PRINCIPAL OCCUPATIONS

FREDERICK C. CHEN                           Trustee                             Management Consultant
126 Butternut Hollow Road
Greenwich, Connecticut 06830

LARRY M. ROBBINS                            Trustee                             Director for the Center of Teaching
University of Pennsylvania                                                      and Learning, University of
College of Arts & Sciences                                                      Pennsylvania
120 Logan Hall
Philadelphia, PA 19104

ALAN S. PARSOW                              Trustee                             General Partner of Parsow
2222 Skyline Drive                                                              Partnership, Ltd. (investments)
Elkhorn, NE 68022

MICHAEL SEELY                               Trustee                             President of Investor Access
475 Lexington Avenue                                                            Corporation (investor relations
New York, New York 10017                                                        consulting firm)

LESLIE E. BAINS**                           Trustee                             Senior Executive Vice President,
HSBC Bank USA                                                                   HSBC Bank USA, 1990-present; Senior
452 Fifth Avenue                                                                Vice President. The Chase Manhattan
New York, New York 10018                                                        Bank, N.A., 1980-1990

WALTER B. GRIMM*                            President                           Employee of BISYS Fund Services,
                                                                                Inc.. June, 1992 to


                                                                                present; prior to June, 1992
                                                                                President of Leigh Investments
                                                                                Consulting (investment firm)

MARK L. SUTER                               Vice President                      Employee of BISYS Fund Services,
                                                                                Inc., January 2000 to present; VP,
                                                                                Seligman Data Corp., June 1997 to
                                                                                January 2000; Capital Link
                                                                                Consulting, February 1997 to June
                                                                                1997; US Trust NY, June 1986 to
                                                                                February 1991

SUE A. WALTERS*                             Vice President                      Employee of BISYS Fund Services,
                                                                                Inc., July 1990 to present

NADEEM YOUSAF*                              Treasurer                           Employee of BISYS Fund Services,
                                                                                Inc., August 1999 to present;
                                                                                Director. IBT, Canadian Operations,
                                                                                May 1995 to March 1997; Assistant
                                                                                Manager, PriceWaterhouse. 1994 to
                                                                                May 1995

LISA M. HURLEY*                             Secretary                           Senior Vice President and General
                                                                                Counsel of BISYS Fund Services, May
                                                                                1998 to present; General Counsel of
                                                                                Moore Capital Management, Inc.;
                                                                                October 1993 to May 1996, Senior
                                                                                Vice President and General Counsel
                                                                                of Northstar Investment Management
                                                                                Corporation

ALAINA METZ*                                Assistant Secretary                 Chief Administrator, Administrative
                                                                                and Regulatory Services, BISYS Fund
                                                                                Services, Inc., June 1995 to
                                                                                present; Supervisor, Mutual Fund
                                                                                Legal Department, Alliance Capital
                                                                                Management, May 1989 to June 1995



*Messrs. Grimm and Yousaf and Mss. Walters, Hurley, and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

**Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

COMPENSATION TABLE

                          AGGREGATE COMPENSATION FROM:

Trustee                               Total Compensation from Fund Complex(*)

Frederick C. Chen                                     $ 9,600
Alan S. Parsow                                        $ 9,600
Larry M. Robbin                                       $11,600
Michael Seely                                         $ 9,600


(*) The compensation table above reflects the fees received by the Trustees from the Fund Complex for the year ended October 31, 1999. For the fiscal year ended October 31, 1999, the Trustees who are not "interested persons"
(as defined in the 1940 Act) of the Trust received from the Fund Complex an annual retainer of $3,600 and a fee of $1,500 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins received an annual retainer of $4,600 and a fee of $1,725 for each meeting attended. Effective January 1, 2000, the Lead Trustee, Mr. Larry M. Robbin, receives an annual retainer of $11,000, and a per meeting fee of $2,500, and the other Trustees that are not affiliated with the Adviser receive an annual retainer of $10,000, and a per meeting fee of $2,000. The Fund Complex includes the Trust, Republic Advisor Funds Trust, the Portfolio Trust, offshore feeders into the Portfolio Trust, and three stand-alone offshore funds. The fees paid by the Fund Complex are allocated pro rata among the Funds based upon the net assets of each Fund.

The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

The Fund retains HSBC Asset Management (Americas) Inc. ("Adviser") to act as the adviser for the Fund. The Adviser is a North American investment affiliate of HSBC Holdings plc and is located at 140 Broadway, New York, New York 10005.

The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of the Fund. Administrative services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission.

If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

Three Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), and Class C Shares (the "Class C Plan"), Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

THE DISTRIBUTOR AND SPONSOR

BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust.

The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its Shareholders.

Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, or Trust Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Trust Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates.

FEES

As compensation for its advisory and management services, the Adviser is paid a monthly fee by the Fund.

Except for the expenses paid by the Adviser under the Advisory Contract and by BISYS Fund Services, Inc. under the Management and Administration Agreement, the Fund bears all costs of its operations. Expenses attributable to the Fund are charged against the assets of the Fund.

The Advisory Contract, Distribution Contract and Management and Administration Agreement (upon expiration of its initial term on September 1, 1999) will continue in effect with respect to the Fund from year to year provided such continuance is approved annually M by the holders of a majority of the outstanding voting securities of such Fund or by the Trust's Trustees and (ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined in the Investment Company Act of 1940) of any such party ("non-interested Trustees"). Each contract may be terminated with respect to the Fund at any time, without payment of any penalty, by a Vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees on 60 days' written notice, except in the case of the Management and Administration Agreement which requires written notice of non-renewal given at least 90 days prior to expiration of the then current term. The Advisory Contract, Administrative Services Contract and the Distribution Contract shall terminate automatically in the event of their assignment (as defined in the Investment Company Act of 1940).

TRANSFER AGENT

The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN AND FUND ACCOUNTING AGENT

Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust. BISYS serves as the fund accounting agent for the Portfolio.

SHAREHOLDER SERVICING AGENTS

The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Trust Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions: arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts: furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds' shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B Shares, and Class C Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

FEDERAL BANKING LAW

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Fund be liquidated.

EXPENSES

Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. The Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

The accounting records of each Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Advisers will value such securities based upon all relevant factors as outlined in FRR 1.

Subject to the Trust's compliance with applicable regulations, the Trust on behalf of a Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                               PURCHASE OF SHARES

The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Purchasing and Adding to Your Shares." The Prospectus contains a general description of how investors may buy shares of the Fund and states whether the Fund offer more than one class of shares. Class A shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable sales charges. Certain purchases of Class A shares may be exempt from a sales charge. Class B and C shares may be subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Fund may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trust signs.

When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares will be most appropriate for investors who invest $1,000,000 or more in Fund shares, and Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

A broker-dealer may receive different levels of compensation depending on which class of shares is sold. The Distributor may also provide different additional compensation to dealers in connection with selling shares of the Fund or for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes, but is not limited to, payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. The Distributor will make these payments from its own resources and none of the aforementioned additional compensation is paid for by the applicable Fund or its shareholders.

Shares of the Fund are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

The sales charge applicable to the purchase of Fund shares will be waived on the following purchases: (1) by Trustees and officers of the Trust and of Republic Funds Trust. and members of their immediate families (parents. spouses, children, brothers and sisters), (2) by directors, employees and retirees of Marine Midland Bank and its affiliates, and members of their immediate families,
(3) by financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees, (4) by directors and employees of the Distributor, selected broker-dealers and affiliates and members of their immediate families, (5) by charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code ("Charitable Organizations") or for charitable remainder trusts or life income pools established for the benefit of Charitable Organizations, (6) by registered representatives of selling brokers and members of their immediate families, (7) by individuals who have terminated their Employee Benefit Trust ("EBT") Plan or have retired and are purchasing shares in the Fund with the proceeds of their benefits checks (the EBT Plan must currently own shares of the Fund at the time of the individual's purchase), (8) by corporations, their officers or directors, partnerships, and their partners which are customers or prospective customers of Marine Midland Bank when authorized by an officer of Marine Midland Bank, and (9) by individuals who, as determined by an officer of the Fund in accordance with guidelines established by the Fund's Trustees, have purchased shares under special circumstances not involving sales expenses to dealers or the Distributor. Eligible investors should contact the Adviser for details.

The sales load does not apply in any instance to reinvested dividends.

From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests:

(1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self- regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the HSBC Investor Money Market Funds may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: HSBC Investor U.S. Government Money Market Fund, HSBC Investor Fund, HSBC Investor Overseas Equity Fund, Republic Opportunity Fund, HSBC Investor New York Tax-Free Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Equity Fund, and such other HSBC Investor Funds or other registered investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

An investor will receive Class A Shares of the Fund in exchange for Class A shares of other HSBC Investor Funds. Class B Shares, Class C Shares, and Trust Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Funds and consider the differences in investment objectives and policies before making any exchange.

An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

The Fund's shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Trust Shares of the Fund are only being offered to customers of Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

For further information on how to direct a securities broker, if applicable. or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

                                  SALES CHARGES

CLASS A SHARES

BISYS receives this sales charge as distributor and may reallow it as dealer discounts and brokerage commissions as follows:

                                SALES CHARGE AS:

---------------------------------------------------------------------------------------------------------
 Size of Transaction at                              % Of Offering                            % Of net
     Offering Price                                      Price                                 Amount
                                                                                              Invested
---------------------------------------------------------------------------------------------------------
Up to $49,999                                            5.00%                                  5.26%
$50,000 up to $99,999                                    4.50%                                  4.71%
$100,000 up to $249,999                                  3.75%                                  3.90%
$250,000 up to $499,999                                  2.50%                                  2.56%
$500,000 and up to $999,999                              2.00%                                  2.04%
$1,000,000 and up                                        1.00%                                  1.01%


SALES CHARGE WAIVERS

The Distributor may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, BISYS and any affiliates thereof, (3) Trustees of the Trust, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, and (8) orders placed on behalf of other investment companies distributed by BISYS, The BISYS Group, Inc., or their affiliated companies. In addition, the Distributor may waive sales charges for the purchase of the Fund's Class A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (except one of the other funds of the Trust) sold with a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.


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


To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the HSBC Investor Funds. For example, if a Shareholder concurrently purchases Class A Shares in one of the funds of the Trust sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Fund at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the

Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trust at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHT OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Fund at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of the Fund. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

Class B Shares of the Fund, which are redeemed less than four years after purchase will be subject to a declining CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed.

The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986. as amended (the "Code")) of a Shareholder. (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

Class C Shares of the Fund are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund's Board of Trustees and regulatory limitations.

The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. The Fund will not normally accept any purchase of Class C Shares in the amount of $500,000 or more. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

                              REDEMPTION OF SHARES

A shareholder may redeem all or any portion of the Shares in his accountant at any time at the net asset value next determined after a redemption order in proper form furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York Time for the Fund, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund

Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent redeem Shares, a shareholder should contact his securities broker or his Shareholder Serving Agent.

SYSTEMATIC WITHDRAWAL PLAN

Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

Redemption by wire or telephone. An investor may redeem Class A, Class B and Class C Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                                RETIREMENT PLANS

Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

The shares may be used as the Funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming-BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates. or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS

Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN

The Fund may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Fund may also be used as a vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

Shares begin accruing dividends on the day they are purchased Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% nondeductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings. dividends and assets of the particular series. Currently, the Trust has nine series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. Currently, the Fund is divided into three classes of shares.

Each share of each class of the Fund, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances. be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                                    TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state or foreign country or other taxing jurisdiction.

TAX STATUS OF THE FUND

The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIO

The Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income and assets.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning exempt-interest dividends and capital gain dividends). Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares. will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Such capital gain distributions are subject to a maximum federal income tax rate of 20% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 20%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

If, within 90 after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number. (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

FUND INVESTMENTS

         MARKET DISCOUNT. If the Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a the minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Portfolio in each taxable year in which the Portfolio owns an interest in such debt security and receives a principal payment on it. In particular, the Portfolio will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally. market discount accrues on a daily basis for each day the debt security is held by the Portfolio at a constant rate over the time remaining to the debt security's maturity or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

                  ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Portfolio may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Portfolio, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Portfolio at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

         CMO RESIDUALS. Under certain circumstances, the Portfolio may be taxed on income deemed to be earned from certain CMO residuals.

         OPTIONS FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Portfolio may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Portfolio at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules. rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Portfolio may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

         CONSTRUCTIVE SALES. Under certain circumstances, the Portfolio may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Portfolio would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Portfolio's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

         SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition an disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares.

         PASSIVE FOREIGN INVESTMENT COMPANIES. The Portfolio may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Portfolio will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Portfolio would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Portfolio's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         ALTERNATIVE MINIMUM TAX. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                                OTHER INFORMATION

CAPITALIZATION

The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30,
1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Trust was "Fund Trust".

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT AUDITORS

The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 2 Nationwide Plaza, Columbus, Ohio 43215.

COUNSEL

Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

HSBC Investor Funds, the Adviser and BISYS each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The Fund is expected to commence operations November 29, 2000. Therefore, the performance information (including annual and average annual total returns) for a full calendar year is not yet available.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Trust, P.O. Box 182845. Columbus, Ohio 43218-2845.

          GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------
                      HSBC INVESTOR GROWTH AND INCOME FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845
           General and Account Information (800) 782-8183 (Toll Free)

--------------------------------------------------------------------------------

  HSBC Asset Management (Americas) Inc.                BISYS Fund Services
Investment Adviser Growth and Income Fund      Administrator, Distributor and Sponsor
             (an "Adviser")                 ("BISYS," "Administrator," "Distributor," or
                                                          "Sponsor")

         The HSBC Growth and Income Fund (the "Fund") is a series of the HSBC Investor Funds (the "Trust"), an open-end, management investment company that currently consists of thirteen series, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 29, 2000 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 29, 2000 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

November 29, 2000

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS..................................................................1
         Short-Term Trading.......................................................................................1
         Depository Receipts......................................................................................1
         Foreign Securities.......................................................................................2
         Writing Covered Calls....................................................................................3
         Stock Index Options......................................................................................3
         Stock Index Futures Contracts............................................................................4
         Options on Stock Index Futures...........................................................................5
         Option Premiums..........................................................................................7
         U.S. Government Securities...............................................................................7
         Mortgage-Related Securities..............................................................................7
         Asset-Backed Securities..................................................................................9
         Zero Coupon Securities..................................................................................10
         Variable and Floating Rate Demand and Master Demand Notes...............................................10
         Loans of Portfolio Securities...........................................................................11
         Repurchase Agreements...................................................................................11
         Illiquid Securities.....................................................................................12
         Investment Company Securities...........................................................................13
         Long-term and Short-term Corporate Debt Obligations.....................................................13
         Convertible Securities..................................................................................14
         When-Issued and Delayed-Delivery Securities.............................................................15
         Portfolio Transactions..................................................................................15

INVESTMENT RESTRICTIONS..........................................................................................16

PERFORMANCE INFORMATION..........................................................................................18

MANAGEMENT OF THE TRUST..........................................................................................20
         Trustees and Officers...................................................................................20
         Compensation Table......................................................................................22
         Investment Adviser......................................................................................22
         Distribution Plans - Class A, Class B, and Class C Shares Only..........................................23
         The Distributor and Sponsor.............................................................................23
         Administrative Services Plan............................................................................24
         Administrator...........................................................................................25
         Fees     ...............................................................................................25
         Transfer Agent..........................................................................................26
         Custodian and Fund Accounting Agent.....................................................................26
         Shareholder Servicing Agents............................................................................26
         Federal Banking Law.....................................................................................27
         Expenses................................................................................................27

DETERMINATION OF NET ASSET VALUE.................................................................................28

PURCHASE OF SHARES...............................................................................................28

         Exchange Privilege......................................................................................30
         Automatic Investment Plan...............................................................................31

SALES CHARGES....................................................................................................32
         Class A Shares..........................................................................................32
         Sales Charge Waivers....................................................................................32
         Concurrent Purchases....................................................................................33
         Letter of Intent........................................................................................33
         Right of Accumulation...................................................................................34
         Contingent Deferred Sales Charge ("CDSC") - Class B Shares..............................................34
         Level Load Alternative -- Class C Shares................................................................35

REDEMPTION OF SHARES.............................................................................................36
         Systematic Withdrawal Plan..............................................................................37
         Redemption of Shares Purchased Directly Through the Distributor.........................................37
         Retirement Plans........................................................................................37
         Individual Retirement Accounts..........................................................................38
         Defined Contribution Plans..............................................................................38
         Section 457 Plan, 401(k) Plan, 403(b) Plan..............................................................38

DIVIDENDS AND DISTRIBUTIONS......................................................................................38

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.............................................................39

TAXATION ........................................................................................................40
         Tax Status of the Fund..................................................................................40
         Distributions...........................................................................................41
         Dispositions............................................................................................42
         Backup Withholding......................................................................................42
         Other Taxation..........................................................................................42
         Fund Investments Market Discount........................................................................43
         Original Issue Discount.................................................................................43
         CMO Residuals...........................................................................................43
         Options Futures and Forward Contracts...................................................................43
         Constructive Sales......................................................................................44
         Section 988 Gains or Losses.............................................................................44
         Passive Foreign Investment Companies....................................................................44
         Alternative Minimum Tax.................................................................................45

OTHER INFORMATION CAPITALIZATION.................................................................................45
         Shares of Beneficial Interest...........................................................................45
         Independent Auditors....................................................................................46
         Counsel.................................................................................................46
         Code of Ethics..........................................................................................46
         Registration Statement..................................................................................46

FINANCIAL STATEMENTS.............................................................................................46
         Shareholder Inquiries...................................................................................47

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

         The investment objective of the Fund is to provide investors with long-term growth of capital and current income.

         The Fund seeks to achieve its objective by investing, under ordinary market conditions, primarily in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). As a matter of fundamental policy, during normal market conditions, at least 65% of the value of the Fund's total assets will be invested in equity securities. The balance of the Fund's assets may be invested in various types of fixed income securities and in money market instruments. Most of the Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of American Depository Receipts ("ADRs") and investment company securities (see "Other Investment Practices of the Funds" in this Prospectus for further information on these investments). The Adviser expects that the Fund's investments will consist of companies which will be of various sizes and in various industries and may in many cases be leaders in their fields. In addition, the Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Fund may use stock index futures, related options and options on stock indices for the sole purpose of hedging the portfolio. The Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and investment grade debt obligations issued or guaranteed by domestic corporations or commercial banks. From time to time, the Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Fund will invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage-related securities.

         The Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions, therefore, no more than 35% of the Fund's total assets will be invested in fixed income securities and money market instruments for purposes of meeting the Fund's investment objective of current income. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Adviser, the Fund may invest up to 100% of its total assets in money market instruments as described below.

         SHORT-TERM TRADING. Although the Fund will not make a practice of short- term trading, purchases and sales of securities will be made whenever necessary or desirable in the management's view to achieve the investment objective of the Fund. Management does not expect that in pursuing the Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with such investment objective. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing the Fund's investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to the Fund.

         DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts ("ADRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are issued globally and evidence a similar ownership arrangements. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The International Equity Fund may invest in ADRs, EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities. The Fund intends to invest less than 20% of the Fund's total net assets in ADRs.

         There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

         In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

         FOREIGN SECURITIES. Investment in securities of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments that an investor would not encounter investing in equity securities issued by U.S. domestic companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic common stocks. In addition, foreign securities markets are generally not as developed or efficient as those in the United States. There is generally less government supervision and regulation of foreign securities exchanges, brokers and companies than in the United States. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities denominated in United States Dollars, is influenced by the returns on the currencies in which the securities are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund. In a period when the U.S. Dollar generally rises against foreign currencies, the value of foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. Dollar generally declines, the value of foreign securities will be enhanced. Further, brokerage costs in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs.

         Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales of foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have a negative effect on the economies and securities markets of certain emerging market countries.

         WRITING COVERED CALLS. The Fund may seek to earn premiums by writing covered call options against some of the securities in its portfolio provided the options are listed on a national securities exchange. A call option is "covered" if the Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. The Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

         The Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of the Fund's net assets.

         To the extent permitted below, the Fund may engage in transactions for the purchase and sale of stock index options, stock index futures contracts and options on stock index futures.

         STOCK INDEX OPTIONS. The Fund may purchase and write put and call options on stock indexes listed on national securities exchanges for the purpose of hedging their portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil & Gas Index or the Computer and Business Equipment Index.

         Options on stock indexes are similar to options on stock, except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         STOCK INDEX FUTURES CONTRACTS. The Fund may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss in that amount. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract. The Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.

         When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

         The Fund intends to utilize stock index futures contracts only for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices and, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect the Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchases.

The Fund also may buy or sell stock index futures contracts to close out existing futures positions.

         OPTIONS ON STOCK INDEX FUTURES. The Fund may purchase and write call and put options on stock index futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

         The Fund may use options on stock index futures contracts solely for bona fide hedging or other appropriate risk management purposes. If the Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Fund for the option. If market conditions do not favor the exercise of the option, the Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

         If the Fund writes a call (put) option on a stock index futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of the securities held or to be acquired for the Fund's portfolio. If the option is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market. The Fund will sell options on futures and on stock indices only to close out existing hedge positions.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Over-the- counter ("OTC") options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Fund will succeed in negotiating a closing out of a particular OTC option at any particular time. If the Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         The staff of the United States Securities and Exchange Commission (the "SEC") has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in- the-money. Pending resolution of the issue, the Fund will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to the Fund's limitation on investments in securities that are not readily marketable.

         The Fund's successful use of stock index futures contracts, options on such contracts and options on indices depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Fund's portfolio diverges from the composition of the relevant index. Such imperfect correlation may prevent the Fund from achieving the intended hedge or may expose the Fund to risk of loss. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Fund's ability to establish and maintain positions will depend on market liquidity. The successful utilization of hedging and risk management transactions requires skills different form those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions.

         Positions in options, futures and options on futures may be closed out only on an exchange which provides a secondary market for such purposes. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position which could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

         Pursuant to undertakings with the Commodity Futures Trading Commission ("CFTC"), (i) the Fund has agreed to restrict the use of futures and related options only for the purpose of hedging, as such term is defined in the CFTC's rules and regulations; (ii) the Fund will not enter into futures and related transactions if, immediately thereafter, the sum of the margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of such Fund's total assets after taking into account unrealized profits and unrealized losses on any such contract; (iii) the Fund will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in commodity futures and related options; and (iv) the Fund will segregate assets to cover the futures and options.

         OPTION PREMIUMS. In order to comply with certain state securities regulations, the Fund has agreed to limit maximum premiums paid on put and call options on other than futures contracts to less than 2% of the Fund's net assets at any one time.

         U.S. GOVERNMENT SECURITIES. The Fund may invest in all types of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less) U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and obligations issued or guaranteed by U.S. Government agencies or which are supported by the full faith and credit pledge of the U.S. Government. In the case of U.S. Government obligations which are not backed by the full faith and credit pledge of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality is unable to meet its commitments. Such securities may also include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and participations in loans made to foreign governments or their agencies that are substantially guaranteed by the U.S. Government (such as Government Trust Certificates). See "Mortgage-Related Securities" and "Asset-Backed Securities" below.

         MORTGAGE-RELATED SECURITIES. The Fund may, consistent with its investment objective and policies, invest in mortgage-related securities.

         Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. Similarly, because the average life of mortgage related securities may lengthen with increases in interest rates, the portfolio weighted average life of the mortgage-related securities in which the Fund invests may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio average life.

         Regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the yield and total return the Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities, and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due based on its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         In addition to GNMA, FNMA or FHLMC certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund also may invest in mortgage pass-through securities, where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are particularly sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the return on POs could be adversely affected. The Fund will treat IOs and POs as illiquid securities except for IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Adviser subject to the supervision of the Board of Trustees.

         The Fund may also invest in certain Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and prepaid principal on a CMO or REMIC are paid monthly or semi-annually. CMOs and REMICs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs and REMICs are structured into multiple classes, with each class bearing a different expected maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the earlier classes have been retired. To the extent a particular CMO or REMIC is issued by an investment company, the Fund's ability to invest in such CMOs or REMICs will be limited. The Fund will not invest in the residual interests of REMICs.

         The Adviser expects that new types of mortgage-related securities may be developed and offered to investors. The Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Like other bond investments, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

         Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

         ASSET-BACKED SECURITIES. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the Fund's investment objectives, policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements as a letter of credit from a bank, excess collateral or a third-party guarantee.

         ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

         The Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently. Under the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         Current Federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

         VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

         The Fund may also buy variable rate master demand notes. The terms of the obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit.

         Because the notes are direct lending arrangements between the Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for investment in money market instruments.

         LOANS OF PORTFOLIO SECURITIES. The Fund may, subject to the restrictions set forth under "Investment Restrictions," make loans of portfolio securities to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, equal to at least 102% of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the lending Fund in a segregated account. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution and whether the income to be earned from the loan justifies the attendant risks. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund an amount equal to any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

         The Fund will not loan securities having an aggregate value which exceeds 33-1/3% of the current value of the Fund's total assets. Loans of securities will be subject to termination at the lender's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund, its investment adviser or subadviser.

         REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Fund (except the International
Fund) not to enter into repurchase agreements exceeding in the aggregate 10% (15% in the case of the Fixed Income Fund) of the market value of the Fund's total assets.

         Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Bankruptcy Code permit the Fund to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Bankruptcy Code, an agency having jurisdiction over the insolvent entity may determine that the Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, the Fund might incur a loss if the value of the underlying securities declines. The Fund may also incur disposition costs in connection with the liquidation of the securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and monitoring procedures.

         ILLIQUID SECURITIES. The Fund will not invest in illiquid securities if immediately after such investment more than 15% of such Fund's net assets (taken at market value) would be invested in such securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

         The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         The Adviser will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by the Fund does not exceed 15% of the respective Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 8.

         INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities issued by other investment companies. Such securities will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include a prohibition against the Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees. The Fund may not invest more than 5% of its total assets in the securities of any one investment company.

         LONG-TERM AND SHORT-TERM CORPORATE DEBT OBLIGATIONS. The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and (iii) other considerations the Adviser deems appropriate. Except for temporary defensive purposes, the International Fund is limited to 20% of its total assets in these types of securities and the Fund is limited to 5% of its total assets.

         The Fund will not purchase corporate debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or to the extent certain U.S. or foreign debt obligations are unrated or rated by other rating agencies, result in comparable quality. While "Baa"/"BBB" and comparable unrated securities may produce a higher return than higher rated securities, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well.

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. To the extent the ratings given by a rating agency may change as a result of changes in such organization or its rating systems, the Fixed Income Fund will attempt to conform its ratings systems to such changes as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

         Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities which have characteristics similar to both fixed income and equity securities. Convertible securities pay a stated rate of interest and generally are convertible into the issuer's common stock at a stated conversion price prior to call or redemption. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in t he underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when- issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery.

         The Fund will maintain liquid assets in segregated accounts with its custodian in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. It is the current policy of the International Equity Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         The Fund's investments in money market instruments will consist of (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers' acceptances and time deposits; and (v) repurchase agreements. At the time the Fund invests for temporary defensive purposes in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, or the issuer's parent corporation must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or, if no such ratings are available, the investment must be of comparable quality in the opinion the Adviser. During times when the Fund is maintaining a temporary defensive posture, it may be unable to achieve fully its investment objective.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Brokerage may be allocated to the Distributor to the extent and in the manner permitted by applicable law, provided that in the judgment of the investment adviser the use of the Distributor is likely to result in an execution at least as favorable as that of other qualified brokers. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

         Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank, the Adviser, the Fund or BISYS Fund Services are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. The Fund may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review the commissions paid by the Fund to affiliated brokers. The Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

         As permitted by Section 28(e) of the "Securities Exchange Act of 1934 (the "1934 Act") the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the view and information of securities firms.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the research services incurred by the Adviser.

                             INVESTMENT RESTRICTIONS

         The Fund observes the following fundamental investment restrictions which can be changed only when permitted by law and approved by a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or
(ii) more than 50% of the outstanding shares.

         Except as otherwise noted, the Fund may not:

         (1) purchase securities on margin or purchase real estate or interest therein, commodities or commodity contracts, but may purchase and make margin payments in connection with financial futures contracts and related options);

         (2) with respect to 75% of its total assets (taken at market value), purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer;

         (3) engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired;

         (4) effect a short sale of any security (other than index options or hedging strategies to the extent otherwise permitted), or issue senior securities except as permitted in paragraph (5). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

         (5) borrow money, except that the Fund may borrow from banks where such borrowings would not exceed 33-1/3% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value;

         (6) invest for the purpose of exercising control over management of any company;

         (7) invest more than 10% of its total assets in the securities of other investment companies;

         (8) invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% of the market value or respective Fund's total assets would be so invested;

         (9) purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus of the Fund; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

         (10) have dealings on behalf of the Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund;

         (11) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that (a) there is no limitation with respect to investments in obligations of the United States Government, its agencies or; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

         (12) make loans, except that the Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33-1/3% of the value of the Fund's total assets.

                             PERFORMANCE INFORMATION

         From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                           a-b 6
         YIELD             2[(-- + 1) - 1]
                  cd
where

         a -      dividends and interest earned during the period,
         b -      expenses accrued for the period (net of reimbursements),
         c -      the average daily number of shares outstanding during the
                  period that were entitled to receive dividends, and
         d -      the maximum offering price per share on the last day of the period.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula:
P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000,
T = the average annual
total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices, including, but not limited to the S&P 500 Stock Index. Investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

         A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

         Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

NAME AND ADDRESS                            POSITION WITH THE TRUST             PRINCIPAL OCCUPATIONS


FREDERICK C. CHEN                           Trustee                             Management Consultant
126 Butternut Hollow Road,
Greenwich, Connecticut 06830


LARRY M. ROBBINS                            Trustee                             Director for the Center of Teaching
University of Pennsylvania                                                      and Learning, University of
College of Arts & Sciences                                                      Pennsylvania
120 Logan Hall
Philadelphia, PA 19104

ALAN S. PARSOW                              Trustee                             General Partner of Parsow
2222 Skyline Drive                                                              Partnership, Ltd. (investments)
Elkhorn, NE 68022

MICHAEL SEELY                               Trustee                             President of Investor Access
475 Lexington Avenue                                                            Corporation (investor relations
New York, New York 10017                                                        consulting firm)

LESLIE E. BAINS**                           Trustee                             Senior Executive Vice President,
HSBC Bank USA                                                                   HSBC Bank USA, 1990-present;
452 Fifth Avenue                                                                Senior Vice President. The Chase
New York, New York 10018                                                        Manhattan Bank, N.A., 1980-1990

WALTER B. GRIMM*                            President and Secretary             Employee of BISYS Fund Services,
                                                                                Inc.. June, 1992 to present; prior
                                                                                to June, 1992 President of Leigh
                                                                                Investments Consulting (investment
                                                                                firm)


MARK L. SUTER                               Vice President                      Employee of BISYS Fund Services,
                                                                                Inc., January 2000 to present; VP,
                                                                                Seligman Data Corp., June 1997 to
                                                                                January 2000; Capital Link
                                                                                Consulting, February 1997 to June
                                                                                1997; US Trust NY, June 1986 to
                                                                                February 1991

RICHARD F. FROIO*                           Vice President                      Employee of BISYS Fund
                                                                                Services, Inc.

NADEEM YOUSAF*                              Treasurer                           Employee of BISYS Fund
                                                                                Services, Inc., August 1999 to
                                                                                present; Director. IBT, Canadian
                                                                                Operations, May 1995 to March 1997;
                                                                                Assistant Manager, PriceWaterhouse.
                                                                                1994 to May 1995

LISA M. HURLEY*                             Secretary                           Senior Vice President and General
                                                                                Counsel of BISYS Fund Services, May
                                                                                1998 to present; General Counsel of
                                                                                Moore Capital Management, Inc.;
                                                                                October 1993 to May 1996, Senior
                                                                                Vice President and General Counsel
                                                                                of Northstar Investment Management
                                                                                Corporation

ALAINA METZ*                                Assistant Secretary                 Chief Administrator, Administrative
                                                                                and Regulatory Services, BISYS Fund
                                                                                Services, Inc., June 1995 to
                                                                                present; Supervisor, Mutual Fund
                                                                                Legal Department, Alliance Capital
                                                                                Management, May 1989 to June 1995



*Messrs. Grimm, Froio and Yousaf and Mss. Hurley and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

**Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

COMPENSATION TABLE

                          AGGREGATE COMPENSATION FROM:

Trustee                             Total Compensation from Fund Complex*

Frederick C. Chen                                 $ 9,600
Larry M. Robbin                                   $11,600
Michael Seely                                     $ 9,600


* The compensation table above reflects the fees received by the Trustees from the Fund Complex for the year ended October 31, 1999. For the fiscal year ended October 31, 1999, the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust received from the Fund Complex an annual retainer of $3,600 and a fee of $1,500 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins received an annual retainer of $4,600 and a fee of $1,725 for each meeting attended. Effective January 1, 2000, the Lead Trustee, Mr. Larry M. Robbin, receives an annual retainer of $11,000, and a per meeting fee of $2,500, and the other Trustees that are not affiliated with the Adviser receive an annual retainer of $10,000, and a per meeting fee of $2,000. The Fund Complex includes the Trust, HSBC Advisor Funds Trust, HSBC Investor Portfolios Trust, offshore feeders into the Portfolio Trust, and three stand-alone offshore funds. The fees paid by the Fund Complex are allocated pro rata among the Funds based upon the net assets of the Fund.

The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         The Fund retains HSBC Asset Management (Americas) Inc. ("Adviser") to act as the adviser for the Fund. The Adviser is a North American investment affiliate of HSBC Holdings plc and is located at 140 Broadway, New York, New York 10005.

         The Advisory Contract for the Fund provides that the Adviser will manage the portfolio of the Fund and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of the Fund. The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of the Fund. Administrative services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Fund's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Fund's filings with the Securities and Exchange Commission.

         If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

         Three Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), and Class C Shares (the "Class C Plan"), Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

THE DISTRIBUTOR AND SPONSOR

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

         The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. None of the aforementioned compensation is paid by the Fund or its Shareholders.

         Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

         Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

         The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, or Adviser (Class Y) Shares ("Class Y Shares") by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

         Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates.

FEES

         As compensation for its advisory and management services, the Adviser is paid a monthly fee by the Fund.

         Except for the expenses paid by the Adviser under the Advisory Contract and by BISYS Fund Services, Inc. under the Management and Administration Agreement, the Fund bears all costs of its operations. Expenses attributable to the Fund are charged against the assets of the Fund.

         The Advisory Contract, Distribution Contract and Management and Administration Agreement (upon expiration of its initial term on September 1, 1999) will continue in effect with respect to the Fund from year to year provided such continuance is approved annually by the holders of a majority of the outstanding voting securities of such Fund or by the Trust's Trustees and
(ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined in the Investment Company Act of 1940) of any such party ("non-interested Trustees"). Each contract may be terminated with respect to the Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees on 60 days' written notice, except in the case of the Management and Administration Agreement which requires written notice of non-renewal given at least 90 days prior to expiration of the then current term. The Advisory Contract, Administrative Services Contract and the Distribution

Contract shall terminate automatically in the event of their assignment (as defined in the Investment Company Act of 1940).

TRANSFER AGENT

         The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN AND FUND ACCOUNTING AGENT

         Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust. BISYS serves as the fund accounting agent for the Portfolio.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions: arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts: furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits. on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B Shares, and Class C Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

         The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

FEDERAL BANKING LAW

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Fund be liquidated.

EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.

Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

                               PURCHASE OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Purchasing and Adding to Your Shares." The Prospectus contains a general description of how investors may buy shares of the Fund and states whether the Fund offer more than one class of shares. Class A shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable sales charges. Certain purchases of Class A shares may be exempt from a sales charge. Class B and C shares may be subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Fund may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trust signs.

         When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares will be most appropriate for investors who invest $1,000,000 or more in Fund shares, and Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. The Distributor may also provide different additional compensation to dealers in connection with selling shares of the Fund or for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes, but is not limited to, payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. The Distributor will make these payments from its own resources and none of the aforementioned additional compensation is paid for by the applicable Fund or its shareholders.

         Shares of the Fund are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

         The sales charge applicable to the purchase of Fund shares will be waived on the following purchases: (1) by Trustees and officers of the Trust and of HSBC Investor Funds Trust. and members of their immediate families (parents. spouses, children, brothers and sisters), (2) by directors, employees and retirees of Marine Midland Bank and its affiliates, and members of their immediate families, (3) by financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees, (4) by directors and employees of the Distributor, selected broker-dealers and affiliates and members of their immediate families, (5) by charitable organizations as defined in
Section 501(c)(3) of the Internal Revenue Code ("Charitable Organizations") or for charitable remainder trusts or life income pools established for the benefit of Charitable Organizations, (6) by registered representatives of selling brokers and members of their immediate families, (7) by individuals who have terminated their Employee Benefit Trust ("EBT") Plan or have retired and are purchasing shares in the Fund with the proceeds of their benefits checks (the EBT Plan must currently own shares of the Fund at the time of the individual's purchase), (8) by corporations, their officers or directors, partnerships, and their partners which are customers or prospective customers of Marine Midland Bank when authorized by an officer of Marine Midland Bank, and (9) by individuals who, as determined by an officer of the Fund in accordance with guidelines established by the Fund's Trustees, have purchased shares under special circumstances not involving sales expenses to dealers or the Distributor. Eligible investors should contact the Adviser for details.

         The sales load does not apply in any instance to reinvested dividends.

         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self- regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

         Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

         By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Money Market Funds may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: HSBC Investor U.S. Government Money Market Fund, HSBC Investor Bond Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Equity Fund, and such other HSBC Investor Funds or other registered investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trust's other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

         An investor will receive Class A Shares of the Fund in exchange for Class A shares of other HSBC Investor Funds. Class B Shares, Class C Shares, and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

         The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

         An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

         The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly. semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

         For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

         The Fund's shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder

Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

         Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

         For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

                                  SALES CHARGES

CLASS A SHARES


The public offering price of the Class A Shares of the Bond and New York Tax-Free Bond Fund equals net asset value plus the applicable sales charge. BISYS receives this sales charge as distributor and may reallow it as dealer discounts and brokerage commissions as follows:

                                SALES CHARGE AS:


----------------------------------------------------------------------------------------------------------------------
 Size of Transaction at Offering Price               % of Offering                            % of Net
                                                         Price                                 Amount

----------------------------------------------------------------------------------------------------------------------

Up to $49,999                                            5.00%                                  5.26%
$50,000 up to $100,000                                   4.60%                                  4.71%
$100,000 up to $250,000                                  3.75%                                  3.90%
$250,000 up to $500,000                                  2.50%                                  2.56%
$500,000 up to $1,000,000                                2.00%                                  2.04%
$1,000,000 and up                                        1.00%                                  1.01%



SALES CHARGE WAIVERS

         The Distributor may waive sales charges for the purchase of Class A Shares of the Fund by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, BISYS and any affiliates thereof, (3) Trustees of the Trust, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, and (8) orders placed on behalf of other investment companies distributed by BISYS, The BISYS Group, Inc., or their affiliated companies. In addition, the Distributor may waive sales charges for the purchase of the Fund's Class A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (except one of the other funds of the Trust) sold with a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

         For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the HSBC family of funds. For example, if a Shareholder concurrently purchases Class A Shares in one of the funds of the Trust sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT

         An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Fund at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

         A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trust at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHT OF ACCUMULATION

         Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Fund at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of the Fund. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation. however, may be modified or eliminated at any time or from time to time by the Trust without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

         Class B Shares of the Fund, which are redeemed less than three years after purchase will be subject to a declining CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

         Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed.

         The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986. as amended (the "Code")) of a

Shareholder. (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

         Class C Shares of the Fund are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 121b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and. accordingly, an investor that purchases Class C Shares will be subject to 121b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

         The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. The Fund will not normally accept any purchase of Class C Shares in the amount of $500,000 or more. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

         A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York Time for the Fund, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

         The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

                              REDEMPTION OF SHARES

         A shareholder may redeem all or any portion of the Shares in his accountant at any time at the net asset value next determined after a redemption order in proper form furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York Time for the Fund, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

         The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent redeem Shares, a shareholder should contact his securities broker or his Shareholder Serving Agent.

SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

         Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

         Redemption by wire or telephone. An investor may redeem Class A, Class B and Class C Shares of the Fund by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

RETIREMENT PLANS

         Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

         The shares may be used as the Funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming-BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates. or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS

         Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN

         The Fund may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Fund may also be used as a vehicle for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

         The Trust declares all of the Fund's net investment income daily as a dividend to the Fund shareholders. Dividends substantially equal to the Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

         Shares begin accruing dividends on the day they are purchased Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% nondeductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings. dividends and assets of the particular series. Currently, the Trust has nine series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. Currently, the Fund is divided into three classes of shares.

         Each share of each class of the Fund, if applicable. represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable. except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances. be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                                    TAXATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state or foreign country or other taxing jurisdiction.

TAX STATUS OF THE FUND

         The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

         A distribution will be treated as paid on December 31 of a calendar year if it is declared by a the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning exempt-interest dividends and capital gain dividends). Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares. will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Such capital gain distributions are subject to a maximum federal income tax rate of 20% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

DISPOSITIONS

         Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 20%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

         If, within 90 after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

         The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number.
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

         Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

FUND INVESTMENTS MARKET DISCOUNT

         If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a the minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally. market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by such the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CMO RESIDUALS. Under certain circumstances, the Fund may be taxed on income deemed to be earned from certain CMO residuals.

OPTIONS FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

         Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules. rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event; the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

SECTION 988 GAINS OR LOSSES Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition an disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under. the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                        OTHER INFORMATION CAPITALIZATION

SHARES OF BENEFICIAL INTEREST

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid. nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG LLP as independent auditors of the Trust. KPMG LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 2 Nationwide Plaza, Columbus, Ohio 43215.

COUNSEL

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

         HSBC Investor Funds, the Adviser and BISYS each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of HSBC Investor Funds, the Adviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The Fund is expected to commence operations November 29, 2000. Therefore, the performance information (including annual and average annual total returns) for a full calendar year is not yet available.

SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to the Trust, P.O. Box 182845. Columbus, Ohio 43218-2845.

          GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

                       STATEMENT OF ADDITIONAL INFORMATION
                  HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

    General Account Information:             (800) 782-8183 (Toll Free)

--------------------------------------------------------------------------------

   HSBC Asset Management (Americas) Inc.                     BISYS Fund Services
Investment Adviser Growth and Income Fund          Administrator, Distributor and Sponsor
            (an "Adviser")                      ("BISYS," "Administrator," "Distributor," or
                                                                 "Sponsor")

         HSBC Investor U.S. Treasury Money Market Fund (the "Fund") is a separate series of HSBC Investor Funds (the "Trust"), an open-end management investment company which currently consists of thirteen separate portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund is divided into five separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares") Class D (the "Class D Shares"), and Adviser (Class Y) (the "Class Y Shares").

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED NOVEMBER 29, 2000 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated November 29, 2000 of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

  November 29, 2000

                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................................................................3

         Repurchase Agreements....................................................................................3
         Other Mutual Funds.......................................................................................4

INVESTMENT RESTRICTIONS...........................................................................................4

PERFORMANCE INFORMATION...........................................................................................5

MANAGEMENT OF THE TRUST...........................................................................................8

         Trustees and Officers....................................................................................8
         Compensaton Table.......................................................................................10
         Investment Adviser......................................................................................10
         Distribution Plans --Class A, Class B, Class C, and Class D Shares Only.................................12
         The Distributor and Sponsor.............................................................................12
         Administrative Services Plan............................................................................13
         Administrator...........................................................................................13
         Transfer Agent..........................................................................................14
         Custodian...............................................................................................14
         Shareholder Servicing Agents............................................................................14
         Federal Banking Law.....................................................................................15
         Expenses................................................................................................15

DETERMINATION OF NET ASSET VALUE.................................................................................16

PURCHASE OF SHARES...............................................................................................17

         Exchange Privilege......................................................................................18
         Automatic Investment Plan...............................................................................19
         Purchases Through a Shareholder Servicing Agent or a Securities Broker..................................19

REDEMPTION OF SHARES.............................................................................................19

         Systematic Withdrawal Plan..............................................................................20
         Redemption of Shares Purchased Directly Through the Distributor.........................................20
         Check Redemption Service................................................................................21
         Contingent Deferred Sales Charge........................................................................21
         Conversion Feature......................................................................................23

DIVIDENDS AND DISTRIBUTIONS......................................................................................23

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.............................................................24

TAXATION.........................................................................................................26

         Federal Income Tax......................................................................................26
         Alternative Minimum Tax.................................................................................29

         Special Tax Considerations..............................................................................29
         Capitalization..........................................................................................30
         Independent Auditors....................................................................................30
         Counsel.................................................................................................30
         Code of Ethics..........................................................................................30
         Registration Statement..................................................................................30
         Financial Statements....................................................................................31
         Shareholder Inquiries...................................................................................31

GENERAL AND ACCOUNT INFORMATION..................................................................................31

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus.

         The Fund invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months and certain repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis. The Fund may not enter into loans of its portfolio securities.

         REPURCHASE AGREEMENTS

         Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon rate is unrelated to the interest rate on that security. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. Where the securities underlying a repurchase agreement are not U.S. Government securities, they must be of the highest quality at the time the repurchase agreement is entered into (e.g., a long- term debt security would be required to be rated by S&P as "AAA" or its equivalent). While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year, the term of the repurchase agreement is always less than thirteen months. The maturities of the underlying securities will have to be taken into account in calculating the Fund's dollar-weighted average portfolio maturities if the seller of the repurchase agreement fails to perform under such agreement. In these transactions, the securities acquired by the Fund are held by the Fund's custodian bank until they are repurchased.

         The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. Repurchase agreements are considered to be loans under the 1940 Act, as amended, collateralized by the underlying securities.

         Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Code permit the Fund to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Code, an agency having jurisdiction over the insolvent entity may determine that the Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, the Fund might incur a loss if the value of the underlying securities declines. The Fund may also incur disposition costs in connection with the liquidation of the securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and careful monitoring procedures. Income from repurchase agreements is taxable.

         OTHER MUTUAL FUNDS

         The Fund may invest in shares of other open-end management investment companies that are money market funds reasonably believed to comply with Rule 2a-7 under the Investment Company Act of 1940, subject to the limitations of the Investment Company Act of 1940 and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

         The investment objective of the Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

         (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

         (2) underwrite securities of other issuers, to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (3) may invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days);

         (4) issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings;

         (5)      make loans or lend its portfolio securities; and

         (6) purchase securities other than direct obligations of the United States Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

         The Fund's diversification tests are measured at the time of initial purchase, and calculated as specified in Rule 2a-7 of the Investment Company Act of 1940, which may allow the Fund to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity requirements described in this Prospectus to the extent that the Funds satisfy Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Policies" in this SAI for the purpose of diversification under the 1940 Act.

         It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

                             PERFORMANCE INFORMATION

         From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in any such advertisement or communication). This income is then "annualized". That is, the amount of income generated by the investment during that seven day period is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. Specifically, the yield is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Specifically, the "effective yield" quotation of the Fund is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         Information on the yield of the Fund is not provided because the shares of the Fund were not offered prior to November 29, 2000.

         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value of the first day of such period, and (b) subtracting 1 from the results. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         Information on the total return of the shares of the Fund is not provided because the shares of the Fund were not offered prior to November 29, 2000.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. Assuming a 39.6% tax rate, the tax equivalent total rate of return and the tax equivalent average annual total rate of return shares of the Fund was as follows:

         Information on the Tax Equivalent Total Rate of Return and Tax Equivalent Average Annual Total Rate of Return for the Fund is not provided because the shares of the Fund were not offered prior to November 29, 2000.

         Since these yield and effective yield quotations are based on historical earnings and reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based, and since the Fund's yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's yield or effective yield, if applicable, in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

         A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

         Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


         NAME AND ADDRESS                         POSITION WITH TRUST           PRINCIPAL OCCUPATION
         ----------------                         -------------------           --------------------
FREDERICK C. CHEN                           Trustee                             Management Consultant
126 Butternut Hollow Road,
Greenwich, Connecticut 06830

ALAN S. PARSOW                              Trustee                             General Partner of Parsow
2222 Skyline Drive                                                              Partnership, Ltd. (investments)
Elkhorn, NE 68022

LARRY M. ROBBINS                            Trustee                             Director for the Center of Teaching
University of Pennsylvania                                                      and Learning, University of
College of Arts & Sciences                                                      Pennsylvania
120 Logan Hall
Philadelphia, PA 19104


MICHAEL SEELY                               Trustee                             President of Investor Access
475 Lexington Avenue                                                            Corporation (investor relations
New York, New York 10017                                                        consulting firm)

LESLIE E. BAINS**                           Trustee                             Senior Executive Vice President,
HSBC Bank USA                                                                   HSBC Bank USA, 1990-present;
452 Fifth Avenue                                                                Senior Vice President. The Chase
New York, New York 10018                                                        Manhattan Bank, N.A., 1980-1990

WALTER B. GRIMM*                            President and Secretary             Employee of BISYS Fund Services,
                                                                                Inc.. June, 1992 to present; prior
                                                                                to June, 1992 President of Leigh
                                                                                Investments Consulting (investment
                                                                                firm)

MARK L. SUTER                               Vice President                      Employee of BISYS Fund Services,
                                                                                Inc., January 2000 to present; VP,
                                                                                Seligman Data Corp., June 1997 to
                                                                                January 2000; Capital Link

         NAME AND ADDRESS                         POSITION WITH TRUST           PRINCIPAL OCCUPATION
         ----------------                         -------------------           --------------------
                                                                                Consulting, February 1997 to June
                                                                                1997; US Trust NY, June 1986 to
                                                                                February 1991

RICHARD F. FROIO*                           Vice President                      Employee of BISYS Fund
                                                                                Services, Inc.

NADEEM YOUSAF*                              Treasurer                           Employee of BISYS Fund
                                                                                Services, Inc., August 1999 to
                                                                                present; Director. IBT, Canadian
                                                                                Operations, May 1995 to March 1997;
                                                                                Assistant Manager, PriceWaterhouse.
                                                                                1994 to May 1995

LISA M. HURLEY*                             Secretary                           Senior Vice President and General
                                                                                Counsel of BISYS Fund Services, May
                                                                                1998 to present; General Counsel of
                                                                                Moore Capital Management, Inc.;
                                                                                October 1993 to May 1996, Senior
                                                                                Vice President and General Counsel
                                                                                of Northstar Investment Management
                                                                                Corporation

ALAINA METZ*                                Assistant Secretary                 Chief Administrator, Administrative
                                                                                and Regulatory Services, BISYS Fund
                                                                                Services, Inc., June 1995 to
                                                                                present; Supervisor, Mutual Fund
                                                                                Legal Department, Alliance Capital
                                                                                Management, May 1989 to June 1995


           *Messrs. Grimm, Froio and Yousaf and Mss. Hurley and Metz, also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

          **Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

         ***The Fund Complex includes the Trust, HSBC Advisor Funds Trust, and HSBC Investor Portfolios.

COMPENSATION TABLE

                          AGGREGATE COMPENSATION FROM:

Trustee                           Total Compensation from Fund Complex*
Frederick C. Chen                               $ 9,600
Larry M. Robbin                                 $11,600
Michael Seely                                   $ 9,600


* The compensation table above reflects the fees received by the Trustees from the Fund Complex for the year ended October 31, 1999. For the fiscal year ended October 31, 1999, the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust received from the Fund Complex an annual retainer of $3,600 and a fee of $1,500 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins received an annual retainer of $4,600 and a fee of $1,725 for each meeting attended. Effective January 1, 2000, the Lead Trustee, Mr. Larry M. Robbin, receives an annual retainer of $11,000, and a per meeting fee of $2,500, and the other Trustees that are not affiliated with the Adviser receive an annual retainer of $10,000, and a per meeting fee of $2,000. The Fund Complex includes the Trust, HSBC Advisor Funds Trust, HSBC Investor Portfolios Trust, offshore feeders into the Portfolio Trust, and three stand-alone offshore funds. The fees paid by the Fund Complex are allocated pro rata among the Funds based upon the net assets of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, HSBC Asset Management (Americas), Inc. serves as investment adviser to the Fund. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the investments of the Fund pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). The Adviser also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" above. The Adviser does not place orders with the Distributor. For its services under the Investment Advisory Contract, the Adviser receives fees, payable monthly, from the Fund at the annual rate of 0.20% of the Fund's average daily net assets.

         The Adviser is a wholly owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company, and currently provides investment advisory services for individuals, trusts, estates and institutions.

         HSBC and its affiliates may have deposit, loan and other commercial banking relationships with issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. HSBC and its affiliates deal, trade and invest for their own accounts in U.S. Government and Municipal obligations and are dealers of various types of U.S. Government and Municipal obligations. HSBC and its affiliates may sell U.S. Government and Municipal obligations to, and purchase them from, other investment companies sponsored by BISYS Fund Services. There is no restriction on the amount or type of U.S. Government or Municipal obligations available to be purchased for the Fund. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of HSBC or in the possession of any affiliate of HSBC.

         HSBC complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. HSBC, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, HSBC, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of HSBC to the Fund are not exclusive under the terms of the Investment Advisory Contract. HSBC is free to and does render investment advisory services to others.

         The Investment Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         Information on the investment advisory fees for the Fund is not provided because the shares of the Fund was not offered prior to November 29, 2000.

DISTRIBUTION PLANS --CLASS A, CLASS B, CLASS C, AND CLASS D SHARES ONLY

         Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class D (the "Class D Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         Information on the distribution expenses for the Fund is not provided because the shares of the Fund was not offered prior to November 29, 2000.

THE DISTRIBUTOR AND SPONSOR

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

         Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis

0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

         Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN

         The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

ADMINISTRATOR

         Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

         The Administration Agreement will remain in effect until March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         Information on the administration fees for the Fund is not provided because the shares of the Fund was not offered prior to November 29, 2000.

TRANSFER AGENT

         The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BYSIS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

         Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B Shares, Class C, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

         The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

FEDERAL BANKING LAW

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Fund be liquidated.

EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or the Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

         Information on the operating expenses for the Fund is not provided because the shares of the Fund was not offered prior to November 29, 2000.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

         Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.

         Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

         Purchases of Class A Shares, Class D Shares and Class Y Shares are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

         While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

         All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

         An investor may purchase Class A Shares and Class D Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

EXCHANGE PRIVILEGE

         By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: HSBC Investor U.S. Government Fund, HSBC Investor Bond Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor California Tax-Free Bond Fund, HSBC Investor California Tax-Free Fund, HSBC Investor Equity Fund, and such other HSBC Investor Funds or other registered investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"). An investor will receive Class A Shares of the Fund in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Fund, in which case the investor will receive Class D Shares of the Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares and Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds.

         The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

         An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

         The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

         For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

         Class A Shares and Class D Shares of the Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements.

         Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

         For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

                              REDEMPTION OF SHARES

         A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

         The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

         Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Investor Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

         Redemption by wire or telephone. An investor may redeem Class A or Class D Shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

         Shareholders may redeem Class A or Class D Shares by means of a Check Redemption Service. If Class A or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

         Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

         If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

CONTINGENT DEFERRED SALES CHARGE

         Class B Shares

         There is no sales charge imposed upon an exchange for Class B Shares of the Fund, but investors may be subject to a CDSC when Class B Shares are redeemed.

         The CDSC will be based on the lesser of the net asset value at the time of original purchase of the Class B shares of the Income Fund(s) and/or the Equity Fund(s) which were exchanged for the Fund Class B Shares now being redeemed or the net asset value of such Fund

Class B Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

         Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Income Fund or Equity Fund Class B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Class B Shares held for more than three years that were exchanged from Income Fund Class B shares, Class B Shares held more than four years for Class B Shares that were exchanged from Equity Fund Class B shares or Class B Shares acquired pursuant to reinvestment of dividends or distributions.

         For example, assume an investor purchased 100 Class B Shares of an Equity Fund with a net asset value of $8 per share (i.e., at an aggregate net asset value of $800) and in the eleventh month after purchase, the net asset value per share is $10 and, during such time, the investor has acquired five additional Class B shares of the Equity Fund through dividend reinvestment. If at such time the investor exchanges all of his Equity Fund Class B shares for Class B Shares of one of the Fund, the investor will have 1,050 Class B Shares (assuming a net asset value of $1.00 per share for the Fund). Assume twelve months later the investor acquires 50 additional Class B Shares of the Fund through dividend reinvestments. If at such time the investor makes his first redemption of 500 Fund Class B Shares (producing proceeds of $500), 100 of such Shares would not be subject to the charge because they were acquired through dividend reinvestment. With respect to the remaining 400 Class B Shares being redeemed, the CDSC would be applied only to 320 Class B Shares (representing the original cost of $8 per share for the Equity Fund) and not to the remaining 80 Class B Shares (representing the increase in net asset value of $2 per share for the Equity Fund).

         The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

         Class C Shares

         There is no sales charge imposed upon an exchange for Class C Shares of the Fund, but investors may be subject to a CDSC when Class C Shares are redeemed. When Class C shares of one of the other investment portfolios of the HSBC Investor Funds are exchanged for Class C Shares of the Fund and those shares are redeemed less than one year after the original purchase of the Class B shares of the other HSBC Investor Funds (calculated from the last day of the month in which the shares were purchased), those Class C Shares of the Fund will be subject to a 1.00% CDSC in most cases. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Class B Shares." Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Investor Shares.

CONVERSION FEATURE

         Five years after the original purchase of Income Fund Class B shares which have been exchanged for Class B Shares of the Fund and six years after the original purchase of Equity Fund Class B shares which have been exchanged for Class B Shares of the Fund, Class B Shares of the Fund will convert automatically to Class A or Class D Shares, depending upon whether the investor is eligible for Class D Shares. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Class B Shares to Class A or Class D Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class A or Class D Shares as he or she had of Class B Shares. For Class B Shares that were exchanged from Income Fund Class B shares, the conversion occurs five years after the beginning of the calendar month in which the Income Fund Class B shares were purchased. For Class B shares that were exchanged from Equity Fund Class B shares, the conversion occurs six years after the beginning of the calendar month in which the Equity Fund Class B shares were purchased. As a result of the conversion, the converted Shares are relieved of the Rule 12b-1 fees borne by Class B Shares, although they are subject to the Rule 12b-1 fees borne by Investor Shares.

                           DIVIDENDS AND DISTRIBUTIONS

         The net income of the Fund, as defined below, is determined the Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, New York time. All the net income of the Fund so determined is declared in shares of the Fund as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

         Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

         It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund Shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per Share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into five classes of shares.

         Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

         Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote.

         Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                                    TAXATION

FEDERAL INCOME TAX

         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) and must meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on that portion of its net investment income and net realized capital gains (the excess of any net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. If the Fund do not meet all of these Code requirements, it will be taxed as an ordinary corporation.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net capital gains, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Distributions by the Fund other than exempt-interest dividends and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

         Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. Gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but not more than 18 months. Gain from the disposition of shares held not ore than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if the shares have been held for six months or less at the time of their disposition.

         The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by California residents from interest on qualifying California bonds generally are exempt from California State personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from California State taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for California State personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to California State personal income tax.

                               OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Trust. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

COUNSEL

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

         HSBC Investor Funds, the Adviser and BISYS each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange

Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         Financial statements for the Fund are not provided because shares of the Fund were not offered prior to November 29, 2000.

SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

          GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE).

                                     PART C

ITEM 23. EXHIBITS

     (a)(1) Amended and Restated Declaration of Trust, with establishments and designations of series and further amendments. 1

     (a)(2)       Establishment and designation of series for Republic Taxable
                  Fund, Republic Overseas Equity Fund and Republic Opportunity
                  Fund. 7

     (a)(3)       Establishment and designation of series for Republic Money
                  Market Fund. 16

     (a)(4)       Establishment and designation of series for HSBC Mid-Cap Fund.
                  16

     (a)(5)       Establishment and designation of series for HSBC Investor
                  Limited Maturity Fund, HSBC Investor California Tax-free
                  Money Market Fund, HSBC Investor Growth and Income Fund,
                  HSBC Investor U.S. Treasury Money Market Fund and HSBC
                  Investor Balanced Fund (to be filed by amendment).

     (b)          By-Laws. 1

     (c) Specimen certificate of shares of beneficial interest of Republic Funds. 1

     (d)(1) Master Investment Advisory Contract, with supplements regarding Republic New York Tax-Free Fund, Republic New York
                  Tax-Free Money Market Fund and Republic Equity Fund. 1

     (d)(2)       Amended and Restated Second Master Investment Advisory
                  Contract, with supplement regarding Republic U.S. Government
                  Money Market Fund- 1

     (d)(3)       Amended and restated Second Master Investment Advisory
                  Contract, with supplement regarding Republic Money Market
                  Fund, HSBC Investor California Tax-Free Money Market Fund,
                  HSBC Investor Growth and Income Fund, HSBC Investor U.S.
                  Treasury Money Market Fund and HSBC Investor Balanced Fund
                  (to be filed by amendment)

     (d)(4)       Subadvisory Agreement between Alliance Capital Management L.P.
                  and Republic National Bank of New York regarding Republic
                  Equity Fund. 9

     (d)(5)       Subadvisory Agreement between Brinson Partners, Inc. and
                  Republic National Bank of New York regarding Republic Equity
                  Fund. 9

     (d)(6)       Subadvisory Agreement between Miller Anderson & Sherrard and
                  Republic National Bank of New York regarding Republic Bond
                  Fund. (to be filed by amendment).

     (d)(7) Subadvisory Agreement between Capital Guardian Trust Company and Republic National Bank of New York regarding Republic
                  Overseas Equity Fund. (to be filed by amendment).

     (d)(8)       Subadvisory Agreement between MFS Institutional Advisers and
                  Republic National Bank of New York regarding Republic
                  Opportunity Fund. (to be filed by amendment).

     (e)          Amended and Restated Distribution Agreement regarding Republic
                  U.S. Government Money Market Fund, Republic New York Tax Free
                  Money Market Fund, Republic New York Tax Free Fund, Republic
                  Equity Fund, Republic Taxable Fund, Republic Overseas Equity
                  Fund, Republic Opportunity Fund. Republic Money Market Fund,
                  HSBC Mid-Cap Fund, HSBC Investor California Tax-Free Money
                  Market Fund, HSBC Investor Growth and Income Fund, HSBC
                  Investor U.S. Treasury Money Market Fund and HSBC Investor
                  Balanced Fund (to be filed by amendment).

     (f)          Not applicable.

     (g)(1)       Form of Custodian Agreement - Republic. 13

     (h)(1)       Form of Service Agreement. 1

     (h)(2)       Administrative Agreement regarding Republic U.S. Government
                  Money Market Fund, Republic New York Tax-Free Money Market
                  Fund, Republic New York Tax-Free Fund, Republic Equity Fund,
                  Republic Fund, Republic Overseas Equity Fund and Republic
                  Opportunity Fund. 9

     (h)(3)       Amended and Restated Administrative Services Plan. 6

     (h)(4)       Administration Agreement between Republic Funds and BISYS. 13

     (h)(5)       Fund Accounting Agreement--BISYS. 13

     (h)(6)       Form of Transfer Agency and Service Agreement - BISYS. 13

     (i)(1)       Opinion of Counsel. (to be filed by amendment)

     (j)          Consent of Independent Auditors. 15

     (k)          Not applicable.

     (1)(1)       Initial Investor Representation letter regarding Republic
                  International Equity Fund and Republic Fixed Income Fund. 3

     (1)(2)       Initial Investor Representation letter regarding Republic
                  Equity Fund. 2

     (m) Amended and Restated Master Distribution Plan, with supplements regarding Republic U.S. Government Money Market
                  Fund, Republic New York Tax-Free Money Market Fund, Republic
                  New York Tax-Free Fund, Republic Equity Fund, Republic Fund,
                  Republic, Republic Money Market Fund, HSBC Mid-Cap Fund, HSBC
                  Investor California Tax-Free Money Market Fund, Overseas
                  Equity Fund, Republic Opportunity Fund, HSBC Investor Growth and Income Fund, HSBC

                  Investor Limited Maturity Fund, HSBC Investor U.S. Treasury
                  Money Market Fund and HSBC Investor Balanced Fund (to be filed by an amendment).

     (n)          Multiple Class Plan. 5

     (p)(1)       Code of Ethics for Republic Funds, Republic Advisor Funds
                  Trust, and Republic Portfolios.16

     (p)(2)       Code of Ethics for HSBC Asset Management (Americas), Inc. 16

     (p)(3) Code of Ethics for Miller Anderson & Sherrard (to be filed by amendment).

     (p)(4)       Code of Ethics for Alliance Capital Management L.P. 16

     (p)(5)       Code of Ethics for Brinson Partners, Inc. 16

     (p)(6) Code of Ethics for Capital Guardian Trust Company (to be filed by amendment).

     (p)(7)       Code of Ethics for MFS Institutional Advisers, Inc. 16

     (p)(8)       Code of Ethics for BISYS. 15

     (o)(1)       Powers of Attorney of Trustees and Officers of Registrant and
                  Republic Portfolios. 8

     (o)(2)       Power of Attorney for Nadeem Yousaf. 16

     (o)(3)       Power of Attorney for Walter B. Grimm. 16

     (o)(4)       Power of Attorney for Leslie E. Bains. 16

         1. Incorporated herein by reference from post-effective amendment No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 23, 1996.

         2. Incorporated herein by reference from post-effective amendment No. 33 to the Registration Statement as filed with the SEC on June 28, 1995.

         3. Incorporated herein by reference from post-effective amendment No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.

         4. Incorporated herein by reference from post-effective amendment No. 36 to the Registration Statement as filed with the SEC on March 1, 1996.

         5. Incorporated herein by reference from post-effective amendment No. 37 to the Registration Statement as filed with the SEC on April 4, 1996.

         6. Incorporated herein by reference from post-effective amendment No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

         7. Incorporated herein by reference from post-effective amendment No. 40 to the Registration Statement as filed with the SEC on November 27, 1996.

         8. Incorporated herein by reference from post-effective amendment No. 42 to the Registration Statement filed with the SEC on January 31, 1997.

         9. Incorporated herein by reference from post-effective amendment No. 46 to the Registration Statement as filed with the SEC on February 28, 1997.

         10. Incorporated herein by reference from post-effective amendment No. 50 to the Registration Statement as filed with the SEC on January 2, 1998.

         11. Incorporated herein by reference from post-effective amendment No. 52 to the Registration Statement as filed with the SEC on March 12, 1998.

         12. Incorporated herein by reference from post-effective amendment No. 54 to the Registration Statement as filed with the SEC on August 24, 1998.

         13. Incorporated herein by reference from post-effective amendment No. 63 to the Registration Statement as filed with the SEC on March 1, 1999.

         14. Incorporated herein by reference from post-effective amendment No. 65 to the Registration Statement as filed with the SEC on March 25, 1999.

         15. Incorporated herein by reference from post-effective amendment No. 67 to the Registration Statement filed with the SEC on February 29, 2000.

         16. Incorporated herein by reference from post-effective amendment No. 69 to the Registration Statement filed with the SEC on June 30, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

         Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable.

         If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         HSBC Bank USA ("HSBC") acts as investment adviser to Republic Funds and Republic Advisor Funds Trust, and is a subsidiary of HSBC USA, Inc. ("HSBC USA"), 452 Fifth Avenue, New York, New York 10018, a registered bank holding company. HSBC's directors and principal executive officers, and their business and other connections for at least the past two years, are as follows (unless otherwise noted, the address of all directors and officers is 452 Fifth Avenue, New York, New York 10018):

                     NAME -- BUSINESS AND OTHER CONNECTIONS

Directors - HSBC Bank USA
Mr. Sal H. Alfiero
Chairman of the Board
Mark IV Industries, Inc.
501 John James Audubon Parkway
Amherst, New York 14228

Mr. John R.H.
Bond Chairman
HSBC Holdings plc
10 Lower Thames Street - Floor 10
London EC3R 6AE U.K.

Mr. James H. Cleave
9108 Chickadee Way
Blaine, Washington 98230

Dr. Frances D. Fergusson
President
Vassar College
Office of the President
Box 43
Poughkeepsie, New York 12604-0043

Mr. Douglas J. Flint
Group Finance
Director
HSBC Holdings plc
10 Lower Thames Street - Floor 10
London EC3R 6AE U.K.

Mr. Martin J.G. Glynn
President and Chief Executive Officer
HSBC Bank Canada
885 West Georgia Street - Suite 300
Vancouver, BC V6C 3E9
Canada

Mr. Stephen K. Green
Executive Director
Investment Banking and Markets
HSBC Holdings plc
Thames Exchange
10 Queen Street Place
London EC4R 1BL U.K.

Ambassador Ulric Haynes, Jr.
Executive Dean for International Relations
Office of Admissions
Bernon Hall
Hofstra University
Hempstead, New York 11550

Mr. Richard A. Jalkut
President & Chief Executive Officer
PathNet
1015 31st Street, N.W.
Washington, D.C. 20007

Mr. Bernard J. Kennedy
Chairman of the Board
Chief Executive Officer
National Fuel Gas Company
10 Lafayette Square - Floor 18
Buffalo, New York 14203

Mr. Peter Kimmelman
President
Peter Kimmelman Asset Management Co.
800 Third Avenue -- Suite 3103
New York, New York 10022

Mr. Charles G. Meyer, Jr. President
Cord Meyer Development Company
111-15 Queens Boulevard
Forest Hills, New York 11375

Mr. James L. Morice
30 E. 37th Street -- Apt. 4G
New York, New York 10016

Mr. Youssef A. Nasr
President & Chief Executive Officer
HSBC Bank USA
452 Fifth Avenue -- Floor 10
New York, New York 10018

Mr. Jonathan Newcomb
Chairman and Chief Executive Officer
Simon & Schuster, Inc.
1230 Avenue of the Americas Floor 17
New York, New York 10020

Mr. Henry J. Nowak
2312 Cypress Bend Road South
Apt. C-106
Pompano Beach, FL 33069

Senior Officers - HSBC Bank USA:
Youssef A. Nasr
President and Chief Executive Officer

Leslie Bains
Senior Executive Vice President

Robert M. Butcher
Senior Executive Vice President

A. A. Flockhart
Senior Executive Vice President

Paul L. Lee
Senior Executive Vice President

Vincent J. Mancuso
Senior Executive Vice President

Robert H. Muth
Senior Executive Vice President

Vito S. Portera
Senior Executive Vice President

Elias Saal
Senior Executive Vice President

lain A. Stewart
Senior Executive Vice President

Philip S. Toohey
Senior Executive Vice President

George T. Wendler
Senior Executive Vice President

ITEM 27. PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services (the "Sponsor") and its affiliates serve as distributor and administrator for other registered investment companies.

         (b) The information required by this Item 29 with respect to each director or officer of BISYS is hereby incorporated herein by reference from Form BD as filed by the Sponsor pursuant to the Securities Exchange Act of 1934 (File No. 8-32480).

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Asset Management (Americas), 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035; Investors Bank & Trust Company, N.A., 89 South Street, Boston, Massachusetts 02110; and Miller Anderson & Sherrard, One Tower Bridge, West Conshokocken, Pennsylvania, 19428; Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105; Brinson Partners, Inc., 209 South LaSalle Street, Chicago, IL 60604; Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California; and MFS Institutional Advisers, 500 Boylston Street, Boston, MA 02116.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, HSBC Advisor Funds Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 333-02205) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized on the 29th day of November, 2000.

HSBC INVESTOR FUNDS

/s/ Walter B. Grimm
----------------------
Walter B. Grimm**
President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 29, 2000.

/s/ Walter B. Grimm
-----------------------------------
Walter B. Grimm**
President

/s/ Nadeem Yousaf
-----------------------------------
Nadeem Yousaf*
Treasurer

/s/ Alan S. Parsow
-----------------------------------
Alan S. Parsow*
Trustee

/s/ Larry M. Robbins
-----------------------------------
Larry M. Robbins*
Trustee

/s/ Michael Seely
-----------------------------------
Michael Seely*
Trustee

/s/ Frederick C. Chen
-----------------------------------
Frederick C. Chen*
Trustee

/s/ Leslie E. Bains
-----------------------------------
Leslie E. Bains*
Trustee

/s/ David J. Harris*
-----------------------------------
David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 19 to post-effective amendment No. 40.

/s/ Jill Mizer**
-----------------------------------
Jill Mizer, as attorney-in-fact pursuant to powers of attorney filed.

         HSBC Investor Portfolios (the "Portfolio Trust") has duly caused this amendment to the registration statement on Form N-1A (File No. 33-7647) ("Registration Statement") of HSBC Investor Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized on the 29th day of November, 2000.


HSBC INVESTOR PORTFOLIOS

/s/ Walter B. Grimm
-------------------------
Walter B. Grimm**
President

         Pursuant to the requirements of the Securities Act of 1933, the post-effective amendment to the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on November 29, 2000.


/s/ Walter B. Grimm
-----------------------------------
Walter B. Grimm**
President

/s/ Nadeem Yousaf
-----------------------------------
Nadeem Yousaf*
Treasurer

/s/ Alan S. Parsow
-----------------------------------
Alan S. Parsow*
Trustee of the Portfolio Trust

/s/ Larry M. Robbins
-----------------------------------
Larry M. Robbins*
Trustee of the Portfolio Trust

/s/ Michael Seely
-----------------------------------
Michael Seely*
Trustee of the Portfolio Trust

/s/ Frederick C. Chen
-----------------------------------
Frederick C. Chen*
Trustee of the Portfolio Trust

/s/ Leslie E. Bains
-----------------------------------
Leslie E. Bains*
Trustee of the Portfolio Trust

/s/ David J. Harris*
-----------------------------------
David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 19 to post-effective amendment No. 40.

/s/ Jill Mizer**
-----------------------------------
Jill Mizer, as attorney-in-fact pursuant to powers of attorney filed.